Exhibit 10.1

EXECUTION VERSION

INTERCREDITOR AGREEMENT

dated as of December 19, 2019 between

MUFG Union Bank, N.A.,

as Priority Lien Agent,

and

Deutsche Bank Trust Company Americas,

as Second Lien Collateral Trustee

and Acknowledged and Agreed by

Chesapeake Energy Corporation and certain of its subsidiaries

THIS IS THE INTERCREDITOR AGREEMENT REFERRED TO IN (A) THE INDENTURE DATED AS OF DECEMBER 19, 2019, AMONG CHESAPEAKE ENERGY CORPORATION, CERTAIN OF ITS SUBSIDIARIES FROM TIME TO TIME PARTY THERETO AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS TRUSTEE AND COLLATERAL TRUSTEE, (B) THE AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF SEPTEMBER 12, 2018 AS AMENDED, SUPPLEMENTED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME, AMONG CHESAPEAKE ENERGY CORPORATION, THE LENDERS PARTY THERETO FROM TIME TO TIME AND MUFG UNION BANK, N.A., AS ADMINISTRATIVE AGENT, (C) THE OTHER NOTE DOCUMENTS REFERRED TO IN SUCH INDENTURE AND (D) THE OTHER CREDIT DOCUMENTS REFERRED TO IN SUCH CREDIT AGREEMENT.

Annex and Exhibits

Annex I

Exhibit A	Form of Priority Confirmation Joinder
Exhibit B	Security Documents

ii

INTERCREDITOR AGREEMENT, dated as of December 19, 2019 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), between MUFG Union Bank, N.A., as administrative agent for the Priority Lien Secured Parties referred to herein (in such capacity, and together with its successors and assigns in such capacity, the “Original Priority Lien Agent”), and Deutsche Bank Trust Company Americas, as collateral trustee for the Second Lien Secured Parties referred to herein (in such capacity, and together with its successors in such capacity, the “Original Second Lien Collateral Trustee”) and acknowledged and agreed by Chesapeake Energy Corporation, an Oklahoma corporation (together with its successors and assigns, “Chesapeake”) and certain of its subsidiaries.

Reference is made to (a) the Priority Credit Agreement (defined below); (b) the Second Lien Indenture (defined below) governing the Second Lien Indenture Notes (defined below); and (c) the New Debt Agreement (defined below) entered into as of the date of this Agreement.

From time to time following the date hereof, Chesapeake may (i) incur Additional Priority Lien Obligations (defined below) to the extent permitted by the Secured Debt Documents (defined below); in connection with any Additional Priority Lien Obligations, Chesapeake and the Priority Lien Agent (defined below) shall, concurrently with the incurrence of such Additional Priority Lien Obligations, enter into a Priority Lien Collateral Trust Agreement (defined below); (ii) incur Additional Notes or Additional Second Lien Obligations (each defined below) to the extent permitted by the Secured Debt Documents; in connection with any Additional Second Lien Obligations (defined below), the applicable Second Lien Representative (defined below) and the Second Lien Collateral Trustee (defined below) shall, concurrently with the incurrence of such Additional Second Lien Obligations, enter into a joinder to the Second Lien Collateral Trust Agreement (defined below) and (iii) incur Initial Third Lien Obligations and Additional Third Lien Obligations (each as defined below) to the extent permitted by the Secured Debt Documents; in connection with the Initial Third Lien Obligations, Chesapeake and certain of its subsidiaries, the Third Lien Representative (defined below) and the Third Lien Collateral Trustee (defined below) shall, concurrently with the incurrence of such Additional Third Lien Obligations, enter into a Third Lien Collateral Trust Agreement (defined below).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Priority Lien Agent (for itself and on behalf of the Priority Lien Secured Parties) and the Second Lien Collateral Trustee (for itself and on behalf of the Second Lien Secured Parties) agree as follows:

Article I

DEFINITIONS

Section 1.01        Construction; Certain Defined Terms. (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any reference herein to any agreement, instrument, other document, statute or regulation shall be construed as referring to such agreement, instrument, other document, statute or regulation as from time to time amended, supplemented or otherwise modified, to the extent not prohibited by this Agreement, (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, but shall not be deemed to include the subsidiaries of such Person unless express reference is made to such subsidiaries, (iii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles, Sections and Annexes of this Agreement, (v) unless otherwise expressly qualified herein, the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights and (vi) the term “or” is not exclusive.

(b)               All terms used in this Agreement that are defined in Article 1, 8 or 9 of the New York UCC (whether capitalized herein or not) and not otherwise defined herein have the meanings assigned to them in Article 1, 8 or 9 of the New York UCC. If a term is defined in Article 9 of the New York UCC and another Article of the UCC, such term shall have the meaning assigned to it in Article 9 of the New York UCC.

(c)               All terms capitalized but not defined herein shall have the meaning assigned to them in the Priority Credit Agreement as in effect on the date hereof.

(d)               Unless otherwise set forth herein, all references herein to (i) the Second Lien Collateral Trustee shall be deemed to refer to the Second Lien Collateral Trustee in its capacity as collateral trustee under the Second Lien Collateral Trust Agreement and (ii) the Third Lien Collateral Trustee shall be deemed to refer to the Third Lien Collateral Trustee in its capacity as collateral trustee under the Third Lien Collateral Trust Agreement.

(e)               As used in this Agreement, the following terms have the meanings specified below:

“Additional Notes” has the meaning given to the term “Additional Securities” in the Second Lien Indenture as in effect on the date hereof.

“Additional Priority Lien Debt Agreement” means the credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Additional Priority Lien Debt Facility, including, for the avoidance of doubt, the New Debt Agreement.

“Additional Priority Lien Debt Facility” means any Indebtedness under any Credit Facility for which the requirements of Section 4.04(b) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document and this Agreement, including for the avoidance of doubt, the New Debt Facility; provided that neither the Priority Credit Agreement nor any Priority Substitute Credit Facility shall constitute an Additional Priority Lien Debt Facility at any time.

“Additional Priority Lien Documents” means the Additional Priority Lien Debt Credit Agreement, the Priority Lien Collateral Trust Agreement, the Additional Priority Lien Security Documents, including, for the avoidance of doubt, the New Debt Documents, and any documents with respect to Banking Services Obligations if secured under the terms of Additional Priority Lien Security Documents.

“Additional Priority Lien Obligations” means, with respect to any Grantor, any Obligations of such Grantor owed to any Additional Priority Lien Secured Party (or any of its Affiliates) in respect of the Additional Priority Lien Documents, including, for the avoidance of doubt, the New Debt Obligations.

“Additional Priority Lien Secured Parties” means, at any time, (a) the Priority Lien Agent, (b) the trustee, agent or other representative of the holders of any Series of Priority Lien Debt who maintains the transfer register for such Series of Priority Lien Debt, (c) each lender or issuing bank under the Additional Priority Lien Debt Facility or an Affiliate (as defined in the Additional Priority Lien Debt Credit Agreement) thereof at the time such Banking Services Obligation is entered into, and is a secured party (or a party entitled to the benefits of the security) under any Additional Priority Lien Document, (d) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Priority Lien Document and (e) each other holder of, or obligee in respect of, any holder or lender pursuant to any Series of Priority Lien Debt outstanding at such time; provided that the Credit Agreement Secured Parties (other than the Priority Lien Agent) shall not be deemed Additional Priority Lien Secured Parties.

“Additional Priority Lien Security Documents” means the Additional Priority Lien Debt Credit Agreement (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Chesapeake or any other Grantor to the Priority Lien Agent creating (or purporting to create) a Lien upon the Priority Lien Collateral in favor of the Additional Priority Lien Secured Parties, including, for the avoidance of doubt, the New Debt Security Documents.

“Additional Second Lien Debt Agreement” means the credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Additional Second Lien Debt Facility.

“Additional Second Lien Debt Facility” means any Indebtedness for which the requirements of Section 4.04(b) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document and this Agreement; provided that neither the Second Lien Indenture nor any Second Lien Substitute Facility shall constitute an Additional Second Lien Debt Facility at any time.

“Additional Second Lien Documents” means the Additional Second Lien Debt Agreement and the Additional Second Lien Security Documents.

“Additional Second Lien Obligations” means, with respect to any Grantor, any Obligations of such Grantor owed to any Additional Second Lien Secured Party (or any of its Affiliates) in respect of the Additional Second Lien Documents.

“Additional Second Lien Secured Parties” means, at any time, the Second Lien Collateral Trustee, the trustee, agent or other representative of the holders of any Series of Second Lien Debt who maintains the transfer register for such Series of Second Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Second Lien Document and each other holder of, or obligee in respect of, any holder or lender pursuant to any Series of Second Lien Debt outstanding at such time; provided that the Second Lien Indenture Secured Parties shall not be deemed Additional Second Lien Secured Parties.

“Additional Second Lien Security Documents” means the Additional Second Lien Debt Agreement (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Chesapeake or any other Grantor creating (or purporting to create) a Lien upon the Second Lien Collateral in favor of the Additional Second Lien Secured Parties.

“Additional Third Lien Debt Agreement” means the credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Additional Third Lien Debt Facility.

“Additional Third Lien Debt Facility” means any Indebtedness for which the requirements of Section 4.04(b) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document and this Agreement; provided that no Third Lien Substitute Facility shall constitute an Additional Third Lien Debt Facility at any time.

“Additional Third Lien Documents” means the Additional Third Lien Debt Agreement and the Additional Third Lien Security Documents.

“Additional Third Lien Obligations” means, with respect to any Grantor, any Obligations of such Grantor owed to any Additional Third Lien Secured Party (or any of its Affiliates) in respect of the Additional Third Lien Documents.

“Additional Third Lien Secured Parties” means, at any time, the Third Lien Collateral Trustee, the trustee, agent or other representative of the holders of any Series of Third Lien Debt who maintains the transfer register for such Series of Third Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Additional Third Lien Document and each other holder of, or obligee in respect of, any holder or lender pursuant to any Series of Third Lien Debt outstanding at such time.

“Additional Third Lien Security Documents” means the Additional Third Lien Debt Agreement (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Chesapeake or any other Grantor creating (or purporting to create) a Lien upon the Third Lien Collateral in favor of the Additional Third Lien Secured Parties.

“Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” has the meaning assigned to such term in the preamble hereto.

“Banking Services” means (a) commercial credit cards, merchant card services, purchase or debit cards, including non-card e-payables services, (b) treasury management services (including controlled disbursement, overdraft, automated clearing house fund transfer services, return items and interstate depository network services) and (c) any other demand deposit or operating account relationships or other cash management services, including pursuant to any agreement in respect of the foregoing.

“Banking Services Obligations” means any and all Obligations of Chesapeake or any other Grantor, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Banking Services.

“Bankruptcy Code” means Title 11 of the United States Code.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law providing for the relief of debtors.

“Board of Directors” means, with respect to any Person, the Board of Directors or other governing body of such Person or any committee thereof duly authorized to act on behalf of such Board of Directors or such other governing body.

“Business Day” means any day on which the New York Stock Exchange is open for trading and which is not a Legal Holiday.

“Capital Stock” means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of corporate stock, partnership or limited liability company interests or other equity securities (including, without limitation, beneficial interests in or other securities of a trust) and any and all warrants, options and rights with respect thereto (whether or not currently exercisable), including each class of common stock and preferred stock of such Person.

“Chesapeake” has the meaning assigned to such term in the preamble hereto.

“Class” means (a) in the case of Priority Lien Debt, every Series of Priority Lien Debt, taken together, (b) in the case of Second Lien Debt, every Series of Second Lien Debt, taken together and (c) in the case of Third Lien Debt, every Series of Third Lien Debt, taken together.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting the Priority Lien Collateral, the Second Lien Collateral and/or the Third Lien Collateral.

“Credit Agreement Debt” means the Indebtedness under the Priority Credit Agreement (including letters of credit and reimbursement obligations with respect thereto) and Indebtedness under any Priority Substitute Credit Facility. For purposes of this Agreement, Indebtedness under the Priority Credit Agreement is permitted to be incurred under each of the Second Lien Indenture and any Initial Third Lien Document.

“Credit Agreement Documents” means the Priority Credit Agreement, the Credit Agreement Security Documents, the other “Credit Documents” (as defined in the Priority Credit Agreement), any documents with respect to Hedging Obligations and Banking Service Obligations secured under the terms of Credit Agreement Security Documents and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing, or executed or delivered in connection with, any Priority Substitute Credit Facility.

“Credit Agreement Obligations” means the Credit Agreement Debt and all other Obligations in respect of or in connection with Credit Agreement Debt together with Hedging Obligations and Banking Services Obligations. For the avoidance of doubt, Hedging Obligations and Banking Services Obligations shall only constitute Credit Agreement Obligations to the extent that such Hedging Obligations or Banking Services Obligations, as applicable, are secured under the terms of the Credit Agreement Documents. Notwithstanding any other provision hereof, the term “Credit Agreement Obligations” will include accrued interest, fees, costs, and other charges incurred under the Priority Credit Agreement and the other Credit Agreement Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding, and whether or not allowed or allowable in an Insolvency or Liquidation Proceeding. To the extent that any payment with respect to the Credit Agreement Obligations (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of set-off, or otherwise) is declared to be fraudulent or preferential in any respect, set aside, or required to be paid to a debtor in possession, trustee, receiver, or similar Person, then the Obligation or part thereof originally intended to be satisfied will be deemed to be reinstated and outstanding as if such payment had not occurred.

“Credit Agreement Secured Parties” means, at any time, (a) the Priority Lien Agent, (b) each lender or issuing bank under the Priority Credit Agreement, (c) each holder, provider or obligee of any Hedging Obligations and Banking Services Obligations that (i) is a lender under the Priority Credit Agreement or an Affiliate (as defined in the Priority Credit Agreement) thereof, or (ii) was such a lender or Affiliate at the time such Hedging Obligation or Banking Services Obligation, as applicable, was entered into and is a secured party (or a party entitled to the benefits of the security) under any Credit Agreement Document, (d) the beneficiaries of each indemnification obligation undertaken by any Grantor under any Credit Agreement Document, (e) each other Person that provides letters of credit, guarantees or other credit support related thereto under any Credit Agreement Document and (f) each other holder of, or obligee in respect of, any Credit Agreement Obligations (including pursuant to a Priority Substitute Credit Facility), in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any Credit Agreement Document outstanding at such time.

“Credit Agreement Security Documents” means the Priority Credit Agreement (insofar as the same grants a Lien on the Collateral), each agreement listed in Part A of Exhibit B hereto, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Chesapeake or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Priority Lien Agent (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Priority Substitute Credit Facility).

“Credit Facilities” means one or more debt facilities (including, without limitation, the Credit Facilities provided under the Priority Credit Agreement) or commercial paper facilities, in each case with banks, investment banks, insurance companies, mutual funds and/or other institutional lenders providing for revolving credit loans, term loans, receivables financing (including through the sale of receivables to such lenders or to special purpose entities formed to borrow from (or sell receivables to) such lenders against such receivables) or letters of credit, in each case, as amended, extended, restated, renewed, refunded, replaced (whether contemporaneously or otherwise) or refinanced (in each case with Credit Facilities), supplemented or otherwise modified (in whole or in part and without limitation as to amount, terms, conditions, covenants and other provisions) from time to time in accordance with this Agreement if applicable.

“DIP Financing” has the meaning assigned to such term in Section 4.02(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 4.02(b).

“DIP Lenders” has the meaning assigned to such term in Section 4.02(b).

“Discharge of Priority Lien Obligations” means the occurrence of all of the following:

(a)               termination or expiration of all commitments to extend credit that would constitute Priority Lien Debt;

(b)               payment in full in cash of the principal of and interest and premium (if any) on all Priority Lien Debt (other than any undrawn letters of credit);

(c)               discharge or cash collateralization (in an amount equal to the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Priority Lien Document) of all outstanding letters of credit constituting Priority Lien Obligations and the aggregate fronting and similar fees which will accrue thereon through the stated expiry of such letters of credit;

(d)               payment in full in cash of obligations in respect of Hedging Obligations constituting Priority Lien Obligations (and, with respect to any particular Hedge Agreement, termination of such agreement and payment in full in cash of all obligations thereunder or such other arrangements as have been made by the counterparty thereto (and communicated to the Priority Lien Agent) pursuant to the terms of the Priority Credit Agreement); and

(e)               payment in full in cash of all other Priority Lien Obligations (including without limitation, Bank Services Obligations to the extent included in Priority Lien Obligations) that are outstanding and unpaid at the time the Priority Lien Debt is paid in full in cash (other than any contingent obligations for taxes, costs, indemnifications, reimbursements, damages or other liabilities in respect of which no claim or demand for payment has been made at or prior to such time); provided that, if, at any time after the Discharge of Priority Lien Obligations has occurred, Chesapeake or any other Grantor enters into any Priority Lien Document evidencing a Priority Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Priority Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Priority Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Priority Lien Obligations), and, from and after the date on which Chesapeake designates such Indebtedness as Priority Lien Debt in accordance with this Agreement, the Obligations under such Priority Lien Document shall automatically and without any further action be treated as Priority Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement, any Second Lien Obligations shall be deemed to have been at all times Second Lien Obligations and at no time Priority Lien Obligations and any Third Lien Obligations shall be deemed to have been at all times Third Lien Obligations and at no time Priority Lien Obligations or Second Lien Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Priority Lien Obligations.

“Discharge of Second Lien Obligations” means the occurrence of all of the following:

(a)               termination or expiration of all commitments to extend credit that would constitute Second Lien Debt;

(b)               payment in full in cash of the principal of and interest and premium (if any) on all Second Lien Debt (other than any undrawn letters of credit);

(c)               discharge or cash collateralization (in an amount equal to the lower of (i) 105% of the aggregate undrawn amount and (ii) the percentage of the aggregate undrawn amount required for release of Liens under the terms of the applicable Second Lien Document) of all outstanding letters of credit constituting Second Lien Obligations and the aggregate fronting and similar fees which will accrue thereon through the stated expiry of such letters of credit; and

(d)               payment in full in cash of all other Second Lien Obligations (including without limitation, Bank Services Obligations to the extent included in Second Lien Obligations) that are outstanding and unpaid at the time the Second Lien Debt is paid in full in cash (other than any contingent obligations for taxes, costs, indemnifications, reimbursements, damages and other liabilities in respect of which no claim or demand for payment has been made at or prior to such time);

provided that, if at any time after the Discharge of Second Lien Obligations has occurred, Chesapeake enters into any Second Lien Document evidencing a Second Lien Obligation which incurrence is not prohibited by the applicable Secured Debt Documents, then such Discharge of Second Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement with respect to such new Second Lien Obligations (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Second Lien Obligations), and, from and after the date on which Chesapeake designates such Indebtedness as Second Lien Debt in accordance with this Agreement, the Obligations under such Second Lien Document shall automatically and without any further action be treated as Second Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth in this Agreement, any Third Lien Obligations shall be deemed to have been at all times Third Lien Obligations and at no time Second Lien Obligations. For the avoidance of doubt, a Replacement as contemplated by Section 4.04(a) shall not be deemed to cause a Discharge of Second Lien Obligations.

“Disposition” shall mean any sale, lease, exchange, assignment, license, contribution, transfer or other disposition. “Dispose” shall have a correlative meaning.

“Dollar-Denominated Production Payments” means production payment obligations recorded as liabilities in accordance with GAAP, together with all undertakings and obligations in connection therewith.

“Excluded Property” has the meaning ascribed to such term in the Priority Credit Agreement as in effect on the date hereof.

“FLLO Debt” means Priority Lien Debt other than Credit Agreement Obligations.

“Foreclosure Proceeds” means, with respect to any Priority Lien Debt, any proceeds from Collateral received or payable (x) in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral or (y) pursuant to any plan of reorganization or similar dispositive restructuring plan.

“Governmental Authority” means the government of the United States or any other nation, or any political subdivision thereof, whether state, provincial or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other Person exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Grantor” means Chesapeake and each Subsidiary that shall have granted, or purported to grant, any Lien in favor of any of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee on any of its assets or properties to secure any of the Secured Obligations.

“Hedge Agreements” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, fixed-price physical delivery contracts, whether or not exchange traded, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement and (c) other agreements or arrangements designed to protect a Person or any subsidiary thereof against fluctuations in interest rates, commodity prices or currency exchange rates. Notwithstanding the foregoing, agreements or obligations entered into in the ordinary course of business to physically buy or sell any commodity produced from Chesapeake’s and the Subsidiaries’ Oil and Gas Properties or electricity generation facilities under an agreement that has a tenor under 90 days shall not be considered Hedge Agreements.

“Hedge Bank” means any Person (other than Chesapeake or any Subsidiary) that (a) at the time it enters into a Hedge Agreement is a lender under the Priority Credit Agreement, the administrative agent under the Priority Credit Agreement or an Affiliate of any of them or (b) at any time after it enters into a Hedge Agreement, becomes a lender under the Priority Credit Agreement, the administrative agent under the Priority Credit Agreement or an Affiliate of any of them.

“Hedging Obligations” means, with respect to any Person, the obligations of such Person under Hedge Agreements.

“Hydrocarbon Interests” means all rights, titles, interests and estates and the lands and premises covered or affected thereby in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, fee interests, surface interests, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

“Hydrocarbons” means all oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and constituents, elements or compounds thereof and all products refined or separated therefrom.

“Indebtedness” means, without duplication, with respect to any Person, (a) all obligations of such Person, including those evidenced by bonds, notes, debentures or similar instruments, for the repayment of money borrowed (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (b) all liabilities of others of the kind described in the preceding clause (a) that such Person has guaranteed; and (c) Indebtedness (as otherwise defined in this definition) of another Person secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, the amount of such obligations being deemed to be the lesser of (i) the full amount of such obligations so secured and (ii) the fair market value of such asset, as determined in good faith by the Board of Directors of such Person, which determination shall be evidenced by a resolution of such Board of Directors.

“Initial Third Lien Debt Facility” means Indebtedness secured by a Third Lien for which the requirements of Section 4.04(c) of this Agreement have been satisfied, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document.

“Initial Third Lien Documents” means the Initial Third Lien Debt Facility and the Initial Third Lien Security Documents.

“Initial Third Lien Obligations” means, with respect to any Grantor, any Obligations of such Grantor owed to any Initial Third Lien Secured Party (or any of its Affiliates) in respect of the Initial Third Lien Documents.

“Initial Third Lien Secured Parties” means, at any time, the Third Lien Collateral Trustee, the trustees, agents and other representatives of the holders of the Initial Third Lien Debt Facility (including any holders of notes pursuant to supplements executed in connection with the issuance of Series of Third Lien Debt under the Initial Third Lien Debt Facility) who maintain the transfer register for such Third Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Initial Third Lien Document and each other holder of, or obligee in respect of, any Initial Third Lien Obligations, any holder or lender pursuant to any Initial Third Lien Document outstanding at such time; provided that the Additional Third Lien Secured Parties shall not be deemed Initial Third Lien Secured Parties.

“Initial Third Lien Security Documents” means the Initial Third Lien Debt Facility (insofar as the same grants a Lien on the Collateral) and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Chesapeake or any other Grantor creating (or purporting to create) a Lien upon the Third Lien Collateral in favor of the Initial Third Lien Secured Parties (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Third Lien Substitute Facility).

“Insolvency or Liquidation Proceeding” means:

(a)               any case commenced by or against Chesapeake or any other Grantor under the Bankruptcy Code or any other Bankruptcy Law, any other proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of Chesapeake or any other Grantor, any receivership or assignment for the benefit of creditors relating to Chesapeake or any other Grantor or any similar case or proceeding relative to Chesapeake or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(b)               any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to Chesapeake or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(c)               any other proceeding of any type or nature (including any composition agreement) in which substantially all claims of creditors of Chesapeake or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Legal Holiday” is a Saturday, a Sunday or a day on which banks and trust companies in The City of New York are not required by law or executive order to be open.

“Lien” means, with respect to any Person, any mortgage, pledge, lien, encumbrance, easement, restriction, charge or adverse claim affecting title or resulting in an encumbrance against real or personal property of such Person, or a security interest of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof or other similar agreement to sell), in each case securing obligations of such Person.

“New Debt Agent” means the administrative agent, collateral agent, trustee, collateral trustee or other representative of the lenders or holders of the Indebtedness and other Obligations evidenced under the New Debt Agreement or governed thereby, in each case, together with its successors in such capacity.

“New Debt Agreement” means that certain Term Loan Agreement, dated as of December 19, 2019, by and among Chesapeake, as borrower, the lenders from time to time party thereto and GLAS USA LLC, as term agent, as amended, restated, adjusted, waived, renewed, extended, supplemented (including by that certain Class A Term Loan Supplement, dated as of December 19, 2019, by and among Chesapeake, as borrower, the lenders party thereto and GLAS USA LLC, as term agent) or otherwise modified from time to time in accordance with the terms hereof.

“New Debt Facility” means any Indebtedness under the New Debt Agreement, as amended, restated, modified, renewed, refunded, restated, restructured, increased, supplemented, replaced or refinanced in whole or in part from time to time in accordance with each applicable Secured Debt Document and this Agreement.

“New Debt Documents” means the New Debt Agreement and the New Debt Security Documents.

“New Debt Obligations” means, with respect to any Grantor, any Obligations of such Grantor owed to any New Debt Secured Party (or any of its Affiliates) in respect of the New Debt Obligations.

“New Debt Secured Party” means, at any time, (a) the New Debt Agent, (b) each lender or issuing bank under the New Debt Agreement, (c) the beneficiaries of each indemnification obligation undertaken by any Grantor under any New Debt Document, (d) each other Person that provides letters of credit, guarantees or other credit support related thereto under any New Debt Document and (e) each other holder of, or obligee in respect of, any New Debt Obligations in each case to the extent designated as a secured party (or a party entitled to the benefits of the security) under any New Debt Document outstanding at such time.

“New Debt Security Documents” means the New Debt Agreement (insofar as the same grants a Lien on the Collateral), each agreement listed in Part A of Exhibit B hereto, and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Chesapeake or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the New Debt Agent.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Obligations” means any principal (including reimbursement obligations and obligations to provide cash collateral with respect to letters of credit whether or not drawn), interest, premium (if any), fees, indemnifications, reimbursements, expenses and other liabilities payable under the documentation governing any Indebtedness including all interest, fees and other amounts incurred, accrued or arising thereon after the commencement of any Insolvency or Liquidation Proceeding at the applicable interest rate, including any applicable post-default interest rate even if such interest, fees and other amounts are not enforceable, allowable or allowed as a claim in such proceeding.

“Officer” means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary, any Senior Vice President, any Vice President or any Assistant Vice President of such Person.

“Officers’ Certificate” means a certificate signed on behalf of Chesapeake by any two Officers of Chesapeake.

“Oil and Gas Properties” means (a) Hydrocarbon Interests, (b) the properties now or hereafter pooled or unitized with Hydrocarbon Interests, (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including all units created under orders, regulations and rules of any governmental authority) which may affect all or any portion of the Hydrocarbon Interests, (d) all operating agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests, (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests, (f) all tenements, hereditaments, appurtenances and properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests and (g) all properties, rights, titles, interests and estates described or referred to above, including any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or property (excluding drilling rigs, automotive equipment, rental equipment or other personal property which may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, gas processing plants and pipeline systems, power and cogeneration facilities and any related infrastructure to any thereof, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Original Priority Lien Agent” has the meaning assigned to such term in the preamble hereto.

“Original Second Lien Collateral Trustee” has the meaning assigned to such term in the preamble hereto.

“Original Second Lien Trustee” means Deutsche Bank Trust Company Americas, in its capacity as trustee under the Second Lien Indenture, and together with its successors in such capacity.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, trust, estate, association, unincorporated organization, or government or any agency or political subdivision thereof.

“Priority Confirmation Joinder” means an agreement substantially in the form of
Exhibit A.

“Priority Credit Agreement” means that certain Amended and Restated Credit Agreement, dated as of September 12, 2018, by and among Chesapeake, as borrower, the Original Priority Lien Agent, as administrative agent, and the other lenders party thereto, as such agreement, in whole or in part, in one or more instances, may be amended, restated, renewed, extended, substituted, restructured, supplemented or otherwise modified from time to time (including, without limitation, any successive amendments, restatements, renewals, extensions or substitutions), or replaced or refinanced with any Priority Substitute Credit Facility, and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Priority Substitute Credit Facility.

“Priority Lien” means a Lien granted, or purported to be granted, by Chesapeake or any other Grantor in favor of the Priority Lien Agent, at any time, upon any Property of Chesapeake or such Grantor to secure Priority Lien Obligations (including Liens on such Collateral under the security documents associated with any Priority Substitute Credit Facility).

“Priority Lien Agent” means (a) the Original Priority Lien Agent, and, from and after the date of execution and delivery of a Priority Substitute Credit Facility, the agent, collateral agent, trustee or other representative of the lenders or holders of the Indebtedness and other Obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity and (b) the Priority Lien Agent as collateral trustee or agent in respect of any Additional Priority Lien Debt Facility pursuant to the Priority Lien Collateral Trust Agreement.

“Priority Lien Collateral” shall mean all “Collateral”, as defined in the Priority Credit Agreement or any other Priority Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure or purport to secure any Priority Lien Obligation.

“Priority Lien Collateral Trust Agreement” means that certain collateral trust agreement dated as of December 19, 2019 by and among the Priority Lien Agent, as collateral trustee and Revolver Agent (as defined therein), GLAS USA, LLC, as Original Term Loan Agent (as defined therein), and the other Priority Lien Representatives from time to time party thereto and acknowledged by Chesapeake and the other Grantors.

“Priority Lien Debt” means the Credit Agreement Debt and all additional Indebtedness incurred under any Additional Priority Lien Documents and with respect to which the requirements of Section 4.04(b) have been satisfied.

“Priority Lien Documents” means the Credit Agreement Documents, the Additional Priority Lien Documents and the Priority Lien Security Documents.

“Priority Lien Obligations” means the Credit Agreement Obligations, Additional Priority Lien Obligations and, in each case, all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Priority Lien Obligations” will include accrued interest, fees, costs and other charges incurred under the Priority Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowed or allowable in any such Insolvency or Liquidation Proceeding.

“Priority Lien Representative” means (a) in the case of the Priority Credit Agreement, the Priority Lien Agent, and (b) in the case of any other Series of Priority Lien Debt, the trustee, agent or representative of the holders of such Series of Priority Lien Debt who (i) is appointed as a Priority Lien Representative (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Priority Lien Debt, together with its successors in such capacity, and (ii) has executed the Priority Lien Collateral Trust Agreement or become party to the Priority Lien Collateral Trust Agreement by executing a joinder in the form required under the Priority Lien Collateral Trust Agreement.

“Priority Lien Secured Parties” means, at any time, the Credit Agreement Secured Parties and the Additional Priority Lien Secured Parties.

“Priority Lien Security Documents” means the Credit Agreement Security Documents and the Additional Priority Lien Security Documents.

“Priority Substitute Credit Facility” means any Credit Facility with respect to which the requirements contained in Section 4.04(a) of this Agreement have been satisfied and that Replaces the Priority Credit Agreement then in existence. For the avoidance of doubt, no Priority Substitute Credit Facility shall be required to be a revolving or asset-based loan facility and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any Priority Lien securing, or purporting to secure, such Priority Substitute Credit Facility shall be subject to the terms of this Agreement for all purposes (including the lien priorities as set forth herein as of the date hereof).

“Property” means, with respect to any Person, any interest of such Person in any kind of property or asset, whether real, personal or mixed, or tangible or intangible, including, without limitation, cash, securities, accounts, contract rights, Capital Stock and other securities issued by any other Person (but excluding Capital Stock or other securities issued by such first mentioned Person).

“Proved Developed Reserves” means Proved Reserves that, in accordance with the Definitions for Oil and Gas Reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successor), as in effect at the time in question, are classified as one of the following: (a) “Developed Producing Reserves” or (b) “Developed Non-Producing Reserves”; and Proved Developed Reserves in the aggregate comprise Proved Reserves that are “Developed Producing Reserves” and “Developed Non-Producing Reserves”.

“Proved Reserves” means oil and gas reserves that, in accordance with the Definitions for Oil and Gas Reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successor), as in effect at the time in question, are classified as both “Proved Reserves” and one or more of the following: (a) “Developed Producing Reserves,” (b) “Developed Non-Producing Reserves” or (c) “Undeveloped Reserves”; and “Proved Reserves” in the aggregate comprise Proved Reserves that are “Developed Producing Reserves”, “Developed Non-Producing Reserves”, and “Undeveloped Reserves.”

“Purchasable Obligations” has the meaning assigned to such term in Section 3.06(b).

“Purchasable Priority Lien + DIP Obligations” has the meaning assigned to such term in Section 3.06(a).

“Purchasable Priority Lien Obligations” has the meaning assigned to such term in Section 3.06(a).

“Recovery” has the meaning assigned to such term in Section 4.03(a).

“Replaces” means, (a) in respect of any agreement with reference to the Priority Credit Agreement or the Priority Lien Obligations or any Priority Substitute Credit Facility, that such agreement refunds, refinances or replaces the Priority Credit Agreement, the Priority Lien Obligations or such Priority Substitute Credit Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Priority Credit Agreement, Priority Lien Obligations or such Priority Substitute Credit Facility, in part, (b) in respect of any agreement with reference to the Second Lien Documents, the Second Lien Obligations or any Second Lien Substitute Facility, that such Indebtedness refunds, refinances or replaces the Second Lien Documents, the Second Lien Obligations or such Second Lien Substitute Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Second Lien Documents, the Second Lien Obligations or such Second Lien Substitute Facility, in part and (c) in respect of any agreement with reference to the Third Lien Documents, the Third Lien Obligations or any Third Lien Substitute Facility, that such Indebtedness refunds, refinances or replaces the Third Lien Documents, the Third Lien Obligations or such Third Lien Substitute Facility in whole (in a transaction that is in compliance with Section 4.04(a)) and that all commitments thereunder are terminated, or, to the extent permitted by the terms of the Third Lien Documents, the Third Lien Obligations, or such Third Lien Substitute Facility, in part. “Replace,” “Replaced,” “Replacing” and “Replacement” shall have correlative meanings.

“Reserve Report” means a report setting forth, as of each January 1st or July 1st (or another date as required or permitted by the Priority Credit Agreement), the Proved Reserves and Proved Developed Reserves (including the aggregate values thereof) attributable to the Oil and Gas Properties of Chesapeake and the Grantors, together with a projection of the rate of production and future net income, taxes, operating expenses and capital expenditures with respect thereto as of such date, in each case in the form delivered in accordance with the requirements of the Priority Credit Agreement, or if there is no Priority Credit Agreement requiring delivery of a Reserve Report, in form substantially consistent as determined in good faith by Chesapeake with the form of Reserve Report required under the Priority Credit Agreement as in effect on the Issue Date.

“Second Lien” means a Lien granted by a Second Lien Document to the Second Lien Collateral Trustee, at any time, upon any Collateral by any Grantor to secure Second Lien Obligations (including Liens on such Collateral under the security documents associated with any Second Lien Substitute Facility).

“Second Lien Collateral” shall mean all “Collateral”, as defined in any Second Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, or purports to secure, any Second Lien Obligations, but excludes any such “Collateral” that is granted to secure the Second Lien Obligations pursuant to the second paragraph of Section 11.03(c) of the Second Lien Indenture as in effect on the date hereof and in compliance with such Section and the other Secured Debt Documents.

“Second Lien Collateral Trust Agreement” means the Collateral Trust Agreement, dated as of the date hereof, among Chesapeake, the other Grantors from time to time party thereto, the Second Lien Trustee, the other Second Lien Representatives from time to time party thereto and the Second Lien Collateral Trustee, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time, in accordance with each applicable Second Lien Document.

“Second Lien Collateral Trustee” means the Original Second Lien Collateral Trustee, and, from and after the date of execution and delivery of a Second Lien Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the Indebtedness and other obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity appointed in accordance with the terms of the Second Lien Collateral Trust Agreement.

“Second Lien Debt” means the Indebtedness under the Second Lien Indenture Notes issued on the date hereof and guarantees thereof and all additional Indebtedness incurred under any Additional Second Lien Documents and all additional Indebtedness in respect of Additional Notes and guarantees thereof, in each case with respect to which the requirements of Section 4.04(b) have been (or are deemed) satisfied, and all Indebtedness incurred under any Second Lien Substitute Facility.

“Second Lien Documents” means the Second Lien Indenture Documents and the Additional Second Lien Documents.

“Second Lien Indenture” means the Indenture, dated as of the date hereof, among Chesapeake, the Grantors party thereto from time to time, the Second Lien Trustee and the Second Lien Collateral Trustee, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time in accordance with the terms hereof (including any supplements executed in connection with the issuance of any Series of Second Lien Debt under the Second Lien Indenture), and any credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument evidencing or governing the terms of any Second Lien Substitute Facility.

“Second Lien Indenture Documents” means the Second Lien Indenture, the Second Lien Indenture Notes, the Second Lien Indenture Security Documents and all other documents, notes, guarantees, instruments and agreements governing or evidencing the Second Lien Indenture Obligations or any Second Lien Substitute Facility.

“Second Lien Indenture Notes” means (i) the 11.5% Senior Secured Second Lien Notes due 2025 issued under the Second Lien Indenture on the date hereof and (ii) any Additional Notes for which the requirements of Section 3.8 of the Second Lien Collateral Trust Agreement have been satisfied.

“Second Lien Indenture Obligations” means, with respect to any Grantor, any Obligations of such Grantor owed to any Second Lien Indenture Secured Party (or any of its Affiliates) in respect of the Second Lien Indenture Documents.

“Second Lien Indenture Secured Parties” means, at any time, the Second Lien Trustee, the Second Lien Collateral Trustee, the trustees, agents and other representatives of the holders of the Second Lien Indenture Notes (including any holders of notes pursuant to supplements executed in connection with the issuance of any Series of Second Lien Debt under the Second Lien Indenture) who maintain the transfer register for such Second Lien Indenture Notes or such Series of Second Lien Debt, the beneficiaries of each indemnification obligation undertaken by any Grantor under any Second Lien Indenture Document and each other holder of, or obligee in respect of, any Second Lien Indenture Notes, any holder or lender pursuant to any Second Lien Indenture Document outstanding at such time; provided that the Additional Second Lien Secured Parties shall not be deemed Second Lien Indenture Secured Parties.

“Second Lien Indenture Security Documents” means the Second Lien Indenture (insofar as the same grants a Lien on the Collateral), the Second Lien Collateral Trust Agreement, each agreement listed in Part B of Exhibit B hereto and any other security agreements, pledge agreements, collateral assignments, mortgages, deeds of trust, collateral agency agreements, control agreements, or grants or transfers for security, now existing or entered into after the date hereof, executed and delivered by Chesapeake or any other Grantor creating (or purporting to create) a Lien upon Collateral in favor of the Second Lien Collateral Trustee (including any such agreements, assignments, mortgages, deeds of trust and other documents or instruments associated with any Second Lien Substitute Facility).

“Second Lien Obligations” means Second Lien Debt and all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Second Lien Obligations” will include accrued interest, fees, costs and other charges incurred under the Second Lien Indenture and the other Second Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding and whether or not allowed or allowable in an Insolvency or Liquidation Proceeding.

“Second Lien Purchaser Representative” means (a) initially, the Second Lien Trustee or (b) such other Person that is appointed from time to time by the Second Lien Representatives to replace the Second Lien Trustee (or subsequent Second Lien Purchaser Representative) pursuant to a written notice to the Priority Lien Agent.

“Second Lien Purchasers” has the meaning assigned to such term in Section 3.06(a).

“Second Lien Recovery” has the meaning assigned to such term in Section 4.03(b).

“Second Lien Representative” means (a) in the case of the Second Lien Indenture Notes, the Second Lien Trustee, and (b) in the case of any other Series of Second Lien Debt, the trustee, agent or representative of the holders of such Series of Second Lien Debt who (i) is appointed as a Second Lien Representative (for purposes related to the administration of the Additional Second Lien Security Documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Second Lien Debt, together with its successors in such capacity, and (ii) has become party to the Second Lien Collateral Trust Agreement by executing a joinder in the form required under the Second Lien Collateral Trust Agreement.

“Second Lien Secured Parties” means the Second Lien Indenture Secured Parties and the Additional Second Lien Secured Parties.

“Second Lien Security Documents” means the Second Lien Indenture Security Documents and the Additional Second Lien Security Documents.

“Second Lien Standstill Period” has the meaning assigned to such term in Section 3.02(a)(i).

“Second Lien Substitute Facility” means any facility with respect to which the requirements contained in Section 4.04(a) of this Agreement have been satisfied and that Replaces the Second Lien Indenture and/or any Additional Second Lien Debt Facility then in existence. For the avoidance of doubt, no Second Lien Substitute Facility shall be required to be evidenced by notes or other instruments and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any such Second Lien Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priority as set forth herein as of the date hereof).

“Second Lien Trustee” means the Original Second Lien Trustee, and, from and after the date of execution and delivery of a Second Lien Substitute Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the Indebtedness and other obligations evidenced thereunder or governed thereby, together with its successors in such capacity.

“Secured Debt Documents” means the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents.

“Secured Debt Representative” means the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee.

“Secured Obligations” means the Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations.

“Secured Parties” means the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties.

“Security Documents” means the Priority Lien Security Documents, the Second Lien Security Documents and the Third Lien Security Documents.

“Series of Priority Lien Debt” means, severally, the Priority Credit Agreement and each other issue or series of Priority Lien Debt (including any Additional Priority Lien Debt Facility) for which a single transfer register is maintained.

“Series of Second Lien Debt” means, severally, the Second Lien Indenture Notes and each other issue or series of Second Lien Debt (including any Additional Second Lien Debt Facility) for which a single transfer register is maintained.

“Series of Secured Debt” means each Series of Priority Lien Debt, each Series of Second Lien Debt and each Series of Third Lien Debt.

“Series of Third Lien Debt” means, severally, the Initial Third Lien Debt Facility and each other issue or series of Third Lien Debt (including any Additional Third Lien Debt Facility) for which a single transfer register is maintained.

“Standstill Period” means the Second Lien Standstill Period the Third Lien First Standstill Period and the Third Lien Second Standstill Period, as applicable.

“Subsidiary” of a Person means a corporation, partnership, limited liability company or other entity of which Voting Stock (other than Capital Stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the Board of Directors of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified herein, a reference to a “Subsidiary” herein means any Subsidiary of Chesapeake.

“Third Lien” means a Lien granted by a Third Lien Document to the Third Lien Collateral Trustee, at any time, upon any Collateral by any Grantor to secure Third Lien Obligations (including Liens on such Collateral under the security documents associated with any Third Lien Substitute Facility).

“Third Lien Collateral” shall mean all “Collateral”, as defined in any Third Lien Document, and any other assets of any Grantor now or at any time hereafter subject to Liens which secure, but only to the extent securing, any Third Lien Obligations.

“Third Lien Collateral Trust Agreement” means from and after the date of execution and delivery of the Initial Third Lien Debt Facility, a collateral trust agreement entered into among Chesapeake, the other Grantors, the Third Lien Representatives and the Third Lien Collateral Trustee, as amended, restated, adjusted, waived, renewed, extended, supplemented or otherwise modified from time to time, in accordance with each applicable Third Lien Document.

“Third Lien Collateral Trustee” means from and after the date of execution and delivery of the Initial Third Lien Debt Facility, the agent, collateral agent, trustee or other representative of the lenders or other holders of the Indebtedness and other obligations evidenced thereunder or governed thereby, in each case, together with its successors in such capacity appointed in accordance with the terms of the Third Lien Collateral Trust Agreement.

“Third Lien Debt” means Indebtedness under the Initial Third Lien Debt Facility and Indebtedness incurred under any Additional Third Lien Documents and with respect to which the requirements of Section 4.04(c) have been satisfied, and all Indebtedness incurred under any Third Lien Substitute Facility.

“Third Lien Documents” means the Initial Third Lien Documents, the Additional Third Lien Documents and all other loan documents, notes, guarantees, instruments and agreements governing or evidencing any Third Lien Substitute Facility.

“Third Lien First Standstill Period” has the meaning assigned to such term in Section 3.02(a)(ii).

“Third Lien Obligations” means Third Lien Debt and all other Obligations in respect thereof. Notwithstanding any other provision hereof, the term “Third Lien Obligations” will include accrued interest, fees, costs and other charges incurred under the Third Lien Documents, whether incurred before or after commencement of an Insolvency or Liquidation Proceeding.

“Third Lien Representative” means with respect to a Series of Third Lien Debt, the trustee, agent or representative of the holders of such Series of Third Lien Debt who (i) is appointed as a Third Lien Representative (for purposes related to the administration of the security documents) pursuant to the indenture, credit agreement or other agreement governing such Series of Third Lien Debt, together with its successors in such capacity, and (ii) has become party to the Third Lien Collateral Trust Agreement by executing a joinder in the form required under the Third Lien Collateral Trust Agreement.

“Third Lien Second Standstill Period” has the meaning assigned to such term in Section 3.02(b).

“Third Lien Secured Parties” means the Initial Third Lien Secured Parties and the Additional Third Lien Secured Parties.

“Third Lien Security Documents” means the Initial Third Lien Security Documents and the Additional Third Lien Security Documents.

“Third Lien Substitute Facility” means any facility with respect to which the requirements contained in Section 4.04(a) of this Agreement have been satisfied and that Replaces any Initial Third Lien Debt Facility and/or Additional Third Lien Debt Facility then in existence. For the avoidance of doubt, no Third Lien Substitute Facility shall be required to be evidenced by notes or other instruments and may be a facility evidenced or governed by a credit agreement, loan agreement, note agreement, promissory note, indenture or any other agreement or instrument; provided that any such Third Lien Substitute Facility shall be subject to the terms of this Agreement for all purposes (including the lien priority as set forth herein as of the date hereof).

“Volumetric Production Payments” means sales of limited-term overriding royalty interests in natural gas and oil reserves that (i) entitle the purchaser to receive scheduled production volumes over a period of time from specific lease interests; (ii) are free and clear of all associated future production costs and capital expenditures; (iii) are nonrecourse to the seller (i.e., the purchaser’s only recourse is to the reserves acquired); (iv) transfer title of the reserves to the purchaser; and (v) allow the seller to retain all production beyond the specified volumes, if any, after the scheduled production volumes have been delivered.

“Voting Stock” means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof (whether at all times or only so long as no senior class of stock has voting power by reason of contingency) to vote in the election of members of the Board of Directors of such Person.

Article II

LIEN PRIORITIES

Section 2.01            Relative Priorities.

(a)            The grant of the Priority Liens pursuant to the Priority Lien Documents, the grant of the Second Liens pursuant to the Second Lien Documents and the grant of the Third Liens pursuant to the Third Lien Documents create three separate and distinct Liens on the Collateral.

(b)            Notwithstanding anything contained in this Agreement, the Priority Lien Documents, the Second Lien Documents, the Third Lien Documents or any other agreement or instrument or operation of law to the contrary, or any other circumstance whatsoever and irrespective of (i) how a Lien was acquired (whether by grant, possession, statute, operation of law, subrogation, or otherwise), (ii) the time, manner, or order of the grant, attachment or perfection of a Lien, (iii) any conflicting provision of the New York UCC or other applicable law, (iv) any defect in, or non-perfection, setting aside, or avoidance of, a Lien or a Priority Lien Document, a Second Lien Document or a Third Lien Document, (v) the modification of a Priority Lien Obligation, a Second Lien Obligation or a Third Lien Obligation, or (vi) the subordination of a Lien on Collateral securing a Priority Lien Obligation to a Lien securing another obligation of Chesapeake or other Person that is permitted under the Priority Lien Documents as in effect on the date hereof or securing a DIP Financing or adequate protection Liens, each of the Second Lien Collateral Trustee, on behalf of itself and the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, on behalf of itself and the other Third Lien Secured Parties, hereby agree that (i) any Priority Lien on any Collateral now or hereafter held by or for the benefit of any Priority Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to (A) any and all Second Liens on any Collateral and (B) any and all Third Liens on any Collateral, (ii) any Second Lien on any Collateral now or hereafter held by or for the benefit of any Second Lien Secured Party shall be (A) junior and subordinate in right, priority, operation, effect and all other respects to any and all Priority Liens on any Collateral and (B) senior in right, priority, operation, effect and all other respects to any and all Third Liens on any Collateral and (iii) any Third Lien on any Collateral now or hereafter held by or for the benefit of any Third Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to (A) any and all Priority Liens on any Collateral and (B) any and all Second Liens on any Collateral.

(c)            It is acknowledged that (i) the aggregate amount of the Priority Lien Obligations may be increased from time to time pursuant to the terms of the Priority Lien Documents, (ii) a portion of the Priority Lien Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) (A) the Priority Lien Documents may be replaced, restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the Priority Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, in the case of the foregoing (A) and (B) all without affecting the subordination of the Second Liens or Third Liens hereunder or the provisions of this Agreement defining the relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties. It is acknowledged that (i) the aggregate amount of the Second Lien Obligations may be increased from time to time pursuant to the terms of the Second Lien Documents (to the extent not constrained by the Priority Credit Agreement or any other relevant agreement), (ii) a portion of the Second Lien Obligations may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) (A) the Second Lien Documents may be replaced, restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the Second Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, in the case of the foregoing (A) and (B) all without affecting the subordination of the Third Liens hereunder or the provisions of this Agreement defining the relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties. It is acknowledged that (i) the aggregate amount of the Third Lien Obligations may be increased from time to time pursuant to the terms of the Third Lien Documents (to the extent not constrained by the Priority Credit Agreement or any other relevant agreement), (ii) a portion of the Third Lien Obligations may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed, and (iii) (A) the Third Lien Documents may be replaced, restated, supplemented, restructured or otherwise amended or modified from time to time and (B) the Third Lien Obligations may be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, refinanced or otherwise amended or modified from time to time, in the case of the foregoing (A) and (B) all without affecting the provisions of this Agreement defining the relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties. The lien priorities provided for herein shall not be altered or otherwise affected by any amendment, modification, supplement, extension, increase, renewal, restatement or Replacement of either the Priority Lien Obligations (or any part thereof), the Second Lien Obligations (or any part thereof) or the Third Lien Obligations (or any part thereof), by the release of any Collateral or of any guarantees for any Priority Lien Obligations or by any action that any Secured Debt Representative or Secured Party may take or fail to take in respect of any Collateral.

(d)           Priority Lien Obligations consisting of the Credit Agreement Obligations shall be permitted to have Foreclosure Proceeds with priority status pursuant to the Credit Agreement Documents or otherwise in relation to FLLO Debt, including the New Debt Obligations, but no FLLO Debt shall be permitted to have Foreclosure Proceeds with priority status pursuant to the Additional Priority Lien Documents or otherwise in relation to other FLLO Debt.

Section 2.02            Prohibition on Marshalling, Etc.

(a)           Until the Discharge of Priority Lien Obligations, the Second Lien Collateral Trustee will not assert any marshalling, appraisal, valuation, or other similar right that may otherwise be available to such Second Lien Collateral Trustee, for itself, or as a representative of another Person.

(b)           Until the Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee will not assert any marshalling, appraisal, valuation, or other similar right that may otherwise be available to such Third Lien Collateral Trustee, for itself, or as a representative of another Person.

Section 2.03        No New Liens. The parties hereto agree that, (a) so long as the Discharge of Priority Lien Obligations has not occurred, none of the Grantors shall, nor shall any Grantor permit any of its Subsidiaries to, (i) grant or permit any additional Liens on any asset of a Grantor or any of its Subsidiaries to secure any Third Lien Obligation, or take any action to perfect any additional Liens to secure any Third Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor or such Subsidiary to secure (A) the Priority Lien Obligations and has taken all actions required to perfect such Liens and (B) the Second Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Priority Lien Agent or the Second Lien Collateral Trustee to accept such Lien will not prevent the Third Lien Collateral Trustee from taking the Lien, (ii) grant or permit any additional Liens on any asset of a Grantor or any of its Subsidiaries to secure any Second Lien Obligation, or take any action to perfect any additional Liens to secure any Second Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor or such Subsidiary to secure (A) the Priority Lien Obligations (except to the extent otherwise permitted by the Priority Lien Documents) and has taken all actions required to perfect such Liens and (B) the Third Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Priority Lien Agent or the Third Lien Collateral Trustee to accept such Lien will not prevent the Second Lien Collateral Trustee from taking the Lien, or (iii) grant or permit any additional Liens on any asset of a Grantor or any of its Subsidiaries to secure any Priority Lien Obligation, or take any action to perfect any additional Liens to secure any Priority Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor or such Subsidiary to secure (A) the Second Lien Obligations and has taken all actions required to perfect such Liens and (B) the Third Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Second Lien Collateral Trustee or the Third Lien Collateral Trustee to accept such Lien will not prevent the Priority Lien Agent from taking the Lien and (b) after the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, none of the Grantors shall, nor shall any Grantor permit any of its Subsidiaries to, (i) grant or permit any additional Liens on any asset of a Grantor or any of its Subsidiaries to secure any Second Lien Obligation, or take any action to perfect any additional Liens to secure any Second Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of such Grantor or such Subsidiary to secure the Third Lien Obligations and has taken all actions required to perfect such Liens, unless the Third Priority Collateral Trustee otherwise agrees; provided, however, the refusal or inability of the Third Lien Collateral Trustee to accept such Lien will not prevent the Second Lien Collateral Trustee from taking the Lien, or (ii) grant or permit any additional Liens on any asset of a Grantor or any of its Subsidiaries to secure any Third Lien Obligations, or take any action to perfect any additional Liens to secure any Third Lien Obligation, unless it has granted, or substantially concurrently therewith grants (or offers to grant), a Lien on such asset of a Grantor or such Subsidiary to secure the Second Lien Obligations and has taken all actions required to perfect such Liens; provided, however, the refusal or inability of the Second Lien Collateral Trustee to accept such Lien will not prevent the Third Lien Collateral Trustee from taking the Lien, with each such Lien as described in clauses (a) and (b) of this Section 2.03 to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the Priority Lien Agent, the other Priority Lien Secured Parties, the Second Lien Collateral Trustee, the other Second Lien Secured Parties, the Third Lien Collateral Trustee or the other Third Lien Secured Parties, each of the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, agrees that any amounts received by or distributed to any Second Lien Secured Party or Third Lien Secured Party, as applicable, pursuant to or as a result of any Lien granted in contravention of this Section 2.03 shall be subject to Section 3.05(b).

Section 2.04           Similar Collateral and Agreements. The parties hereto acknowledge and agree that it is their intention that the Priority Lien Collateral, the Second Lien Collateral and the Third Lien Collateral be identical (except that (x) the Priority Lien Obligations may be secured by less than all the assets in the Second Lien Collateral and the Third Lien Collateral, to the extent permitted or required by the Priority Lien Documents, (y) the Second Lien Obligations may be secured by less than all the assets in the Priority Lien Collateral and the Third Lien Collateral, to the extent permitted or required by the Second Lien Documents, and (z) the Third Lien Obligations may be secured by less than all the assets in the Priority Lien Collateral and the Second Lien Collateral, to the extent permitted or required by the Third Lien Documents). In furtherance of the foregoing, the parties hereto agree (a) to cooperate in good faith in order to determine, upon any reasonable request by the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, the specific assets included in the Priority Lien Collateral, the Second Lien Collateral and the Third Lien Collateral, the steps taken to perfect the Priority Liens, the Second Liens and the Third Liens thereon and the identity of the respective parties obligated under the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents in respect of the Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, respectively, (b) that the Second Lien Security Documents creating Liens on the Collateral shall be in all material respects the same forms of documents as the respective Priority Lien Security Documents creating Liens on the Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) such modifications to such Second Lien Security Documents which are less restrictive than the corresponding Priority Lien Security Documents, (iii) provisions in the Second Lien Security Documents which are solely applicable to the rights and duties of the Second Lien Secured Parties, and (iv) such deletions or modifications of representations, warranties and covenants as are customary with respect to security documents establishing Liens securing publicly traded debt securities, (c) that the Third Lien Security Documents creating Liens on the Collateral shall be in all material respects the same forms of documents as the respective Priority Lien Security Documents and Second Lien Security Documents creating Liens on the Collateral other than (i) with respect to the priority nature of the Liens created thereunder in such Collateral, (ii) such modifications to such Third Lien Security Documents which are less restrictive than the corresponding Priority Lien Security Documents and Second Lien Security Documents, (iii) provisions in the Third Lien Security Documents which are solely applicable to the rights and duties of the Third Lien Secured Parties, and (iv) such deletions or modifications of representations, warranties and covenants as are customary with respect to security documents establishing Liens securing publicly traded debt securities, (d) that at no time shall there be any Grantor that is an obligor in respect of the Second Lien Obligations that is not also an obligor in respect of the Priority Lien Obligations (except to the extent otherwise permitted by the Priority Lien Documents), (e) that at no time shall there be any Grantor that is an obligor in respect of the Third Lien Obligations that is not also an obligor in respect of the Priority Lien Obligations (except as otherwise permitted by the Priority Lien Documents) and the Second Lien Obligations (except to the extent otherwise permitted by the Second Lien Documents), and (f) that at no time shall there be a Grantor that is an obligor in respect of the Priority Lien Obligations that is not also an obligor in respect of the Second Lien Obligations and the Third Lien Obligations.

Section 2.05           No Duties of Priority Lien Agent. Each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have any duties or other obligations to any such Second Lien Secured Party or Third Lien Secured Party with respect to any Collateral, other than to transfer to the Second Lien Collateral Trustee any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the associated Discharge of Priority Lien Obligations, in each case without representation or warranty on the part of the Priority Lien Agent or any Priority Lien Secured Party. In furtherance of the foregoing, each Second Lien Secured Party and Third Lien Secured Party acknowledges and agrees that until the Discharge of Priority Lien Obligations (subject to the terms of Section 3.02, including the rights of the Second Lien Secured Parties and the Third Lien Secured Parties following the expiration of any applicable Standstill Period), the Priority Lien Agent shall be entitled, for the benefit of the Priority Lien Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Collateral, as provided herein and in the Priority Lien Documents, without regard to (a) any Second Lien or any rights to which the Second Lien Collateral Trustee or any Second Lien Secured Party would otherwise be entitled as a result of such Second Lien or (b) any Third Lien or any rights to which the Third Lien Collateral Trustee or any Third Lien Secured Party would otherwise be entitled as a result of such Third Lien. Without limiting the foregoing, each Second Lien Secured Party and Third Lien Secured Party agrees that neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Collateral, in any manner that would maximize the return to the Second Lien Secured Parties or the Third Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the Second Lien Secured Parties or the Third Lien Secured Parties, as applicable, from such realization, sale, Disposition or liquidation. Each of the Second Lien Secured Parties and Third Lien Secured Parties waives any claim such Second Lien Secured Party or Third Lien Secured Party may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or the Priority Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for the Priority Lien Obligations.

Section 2.06          No Duties of Second Lien Collateral Trustee. The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, acknowledges and agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall have any duties or other obligations to such Third Lien Secured Party with respect to any Collateral, other than to transfer to the Third Lien Collateral Trustee any remaining Collateral and any proceeds of the sale or other Disposition of any such Collateral remaining in its possession following the associated Discharge of Second Lien Obligations (provided such Discharge of Second Lien Obligations occurs after the Discharge of Priority Lien Obligations), in each case without representation or warranty on the part of the Second Lien Collateral Trustee or any Second Lien Secured Party. In furtherance of the foregoing, each Third Lien Secured Party acknowledges and agrees that after the Discharge of Priority Lien Obligations and until the Discharge of Second Lien Obligations (subject to the terms of Section 3.02, including the rights of the Third Lien Secured Parties following expiration of the Third Lien Second Standstill Period), the Second Lien Collateral Trustee shall be entitled, for the benefit of the Second Lien Secured Parties, to sell, transfer or otherwise Dispose of or deal with such Collateral, as provided herein and in the Second Lien Documents, without regard to any Third Lien or any rights to which the Third Lien Collateral Trustee or any Third Lien Secured Party would otherwise be entitled as a result of such Third Lien. Without limiting the foregoing, each Third Lien Secured Party agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall have any duty or obligation first to marshal or realize upon any type of Collateral, or to sell, Dispose of or otherwise liquidate all or any portion of such Collateral, in any manner that would maximize the return to the Third Lien Secured Parties, notwithstanding that the order and timing of any such realization, sale, Disposition or liquidation may affect the amount of proceeds actually received by the Third Lien Secured Parties from such realization, sale, Disposition or liquidation. Each of the Third Lien Secured Parties waives any claim such Third Lien Secured Party may now or hereafter have against the Second Lien Collateral Trustee or any other Second Lien Secured Party arising out of any actions which the Second Lien Collateral Trustee or the Second Lien Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral, and actions with respect to the collection of any claim for all or any part of the Second Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Second Lien Documents or the valuation, use, protection or release of any security for the Second Lien Obligations.

Article III

ENFORCEMENT RIGHTS; PURCHASE OPTION

Section 3.01           Limitation on Enforcement Action.

(a)           Prior to the Discharge of Priority Lien Obligations, each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, hereby agrees that, subject to Sections 3.02, 3.05(b) and 4.07, none of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Second Lien Security Document or Third Lien Security Document, as applicable, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that only the Priority Lien Agent, acting in accordance with the applicable Priority Lien Documents, shall have the exclusive right (and whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case, without any consultation with or the consent of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party. In exercising rights and remedies with respect to the Collateral, the Priority Lien Agent and the other Priority Lien Secured Parties may enforce the provisions of the Priority Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any Second Lien Secured Party or Third Lien Secured Party. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. Each of the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Security Document, any other Second Lien Document, any Third Lien Security Document or any other Third Lien Document, as applicable, shall be deemed to restrict in any way the rights and remedies of the Priority Lien Agent or the other Priority Lien Secured Parties with respect to the Collateral as set forth in this Agreement. Notwithstanding the foregoing, subject to Section 3.05, the Second Lien Collateral Trustee, on behalf of the Second Lien Secured Parties, may, but will have no obligation to, take all such actions (not adverse to the Priority Liens or the rights of the Priority Lien Agent and the Priority Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Second Liens in the Collateral or to create, preserve or protect (but not enforce) the Second Liens in the Collateral, and the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, may, but will have no obligation to, take all such actions (not adverse to the Priority Liens or Second Liens or the rights of the Priority Lien Agent, the Priority Lien Secured Parties, the Second Lien Collateral Trustee or the Second Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Third Liens in the Collateral or to create, preserve or protect (but not enforce) the Third Liens in the Collateral. Nothing herein shall limit the right or ability of the Second Lien Secured Parties or any Third Lien Secured Parties to (i) purchase (by credit bid or otherwise) all or any portion of the Collateral in connection with any enforcement of remedies by the Priority Lien Agent to the extent that, and so long as, the Priority Lien Secured Parties receive payment in full in cash of all Priority Lien Obligations after giving effect thereto or (ii) file a proof of claim with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable.

(b)            Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, hereby agrees that, subject to Sections 3.02, 3.05(b) and 4.07, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its interest in or realize upon, or take any other action available to it in respect of, any Collateral under any Third Lien Security Document, applicable law or otherwise (including but not limited to any right of setoff), it being agreed that only the Second Lien Collateral Trustee, acting in accordance with the applicable Second Lien Documents, shall have the exclusive right (and whether or not any Insolvency or Liquidation Proceeding has been commenced), to take any such actions or exercise any such remedies, in each case, without any consultation with or the consent of the Third Lien Collateral Trustee or any other Third Lien Secured Party. In exercising rights and remedies with respect to the Collateral, the Second Lien Collateral Trustee and the other Second Lien Secured Parties may enforce the provisions of the Second Lien Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion and regardless of whether such exercise and enforcement is adverse to the interest of any Third Lien Secured Party. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law. The Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Third Lien Security Document or any other Third Lien Document shall be deemed to restrict in any way the rights and remedies of the Second Lien Collateral Trustee or the other Second Lien Secured Parties with respect to the Collateral as set forth in this Agreement.

Notwithstanding the foregoing, subject to Section 3.05, the Third Lien Collateral Trustee may, but will have no obligation to, on behalf of the Third Lien Secured Parties, take all such actions (not adverse to the Second Liens or the rights of the Second Lien Collateral Trustee and the Second Lien Secured Parties) it deems necessary to perfect or continue the perfection of the Third Liens in the Collateral or to create, preserve or protect (but not enforce) the Third Liens in the Collateral.

Section 3.02           Standstill Periods; Permitted Enforcement Action.

(a)          Prior to the Discharge of Priority Lien Obligations and notwithstanding Section 3.01, both before and during an Insolvency or Liquidation Proceeding:

(i)                 after a period of 180 days has elapsed (which period will be tolled during any period in which the Priority Lien Agent is not entitled, on behalf of the Priority Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Second Lien Collateral Trustee has delivered to the Priority Lien Agent and the Third Lien Collateral Trustee written notice of the acceleration of any Second Lien Debt (the “Second Lien Standstill Period”), the Second Lien Collateral Trustee and the other Second Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, however, that notwithstanding the expiration of the Second Lien Standstill Period or anything in the Second Lien Collateral Trust Agreement or the Second Lien Documents to the contrary, in no event may the Second Lien Collateral Trustee or any other Second Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Priority Lien Agent on behalf of the Priority Lien Secured Parties or any other Priority Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Second Lien Representatives by the Priority Lien Agent); provided, further, that, at any time after the expiration of the Second Lien Standstill Period, if neither the Priority Lien Agent nor any other Priority Lien Secured Party shall have commenced and be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or other prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof) the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, in respect of such rights or remedies, then the Second Lien Collateral Trustee shall be free to commence the enforcement or exercise of any rights or remedies with respect to any material portion of the Collateral or any such action or proceeding, in respect of such rights and remedies; and

(ii)              after a period of 270 days has elapsed (which period will be tolled during any period in which the Priority Lien Agent is not entitled, on behalf of the Priority Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Third Lien Collateral Trustee has delivered to the Priority Lien Agent and the Second Lien Collateral Trustee written notice of the acceleration of any Third Lien Debt (the “Third Lien First Standstill Period”), the Third Lien Collateral Trustee and the other Third Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, however, that notwithstanding the expiration of the Third Lien First Standstill Period or anything in the Third Lien Collateral Trust Agreement or the Third Lien Documents to the contrary, in no event may the Third Lien Collateral Trustee or any other Third Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if (I) the Priority Lien Agent on behalf of the Priority Lien Secured Parties or any other Priority Lien Secured Party or (II) the Second Lien Collateral Trustee on behalf of the Second Lien Secured Parties or any other Second Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Third Lien Representatives by the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable).

(b)            Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations and notwithstanding Section 3.01, both before and during an Insolvency or Liquidation Proceeding, after a period of 180 days has elapsed (which period will be tolled during any period in which the Second Lien Collateral Trustee is not entitled, on behalf of the Second Lien Secured Parties, to enforce or exercise any rights or remedies with respect to any Collateral as a result of (A) any injunction issued by a court of competent jurisdiction or (B) the automatic stay or any other stay in any Insolvency or Liquidation Proceeding) since the date on which the Third Lien Collateral Trustee has delivered to the Second Lien Collateral Trustee written notice of the acceleration of any Third Lien Debt (the “Third Lien Second Standstill Period”), the Third Lien Collateral Trustee and the other Third Lien Secured Parties may enforce or exercise any rights or remedies with respect to any Collateral; provided, however, that notwithstanding the expiration of the Third Lien Second Standstill Period or anything in the Third Lien Collateral Trust Agreement or the Third Lien Documents to the contrary, in no event may the Third Lien Collateral Trustee or any other Third Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, or commence, join with any Person at any time in commencing, or petition for or vote in favor of any resolution for, any such action or proceeding, if the Second Lien Collateral Trustee on behalf of the Second Lien Secured Parties or any other Second Lien Secured Party shall have commenced, and shall be diligently pursuing (or shall have sought or requested relief from, or modification of, the automatic stay or any other stay or prohibition in any Insolvency or Liquidation Proceeding to enable the commencement and pursuit thereof), the enforcement or exercise of any rights or remedies with respect to the Collateral or any such action or proceeding (prompt written notice thereof to be given to the Third Lien Representatives by the Second Lien Collateral Trustee).

Section 3.03          [Reserved].

Section 3.04          [Reserved].

Section 3.05          No Interference; Payment Over.

(a)           No Interference.

(i)                 The Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, agrees that each Second Lien Secured Party (A) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Second Lien pari passu with, or to give such Second Lien Secured Party any preference or priority relative to, any Priority Lien with respect to the Collateral or any part thereof, (B) will not challenge or question, including in any proceeding, the validity or enforceability of any Priority Lien Obligations or Priority Lien Document, or the validity, attachment, perfection or priority of any Priority Lien, or the validity, enforceability or non-avoidability of the priorities, rights or duties established by the provisions of this Agreement, (C) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Collateral by any Priority Lien Secured Party or the Priority Lien Agent in any enforcement action or other exercise of rights and remedies, (D) shall have no right to (1) direct the Priority Lien Agent or any other Priority Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (2) consent to the exercise by the Priority Lien Agent or any other Priority Lien Secured Party of any right, remedy or power with respect to any Collateral, (E) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Priority Lien Agent or other Priority Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and neither the Priority Lien Agent nor any other Priority Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Priority Lien Agent or other Priority Lien Secured Party with respect to any Priority Lien Collateral, (F) prior to the Discharge of Priority Lien Obligations, will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (G) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (H) will not object to forbearance by the Priority Lien Agent or any Priority Lien Secured Party, and (I) prior to the Discharge of Priority Lien Obligations will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law; and

(ii)              The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that each Third Lien Secured Party (A) will not take or cause to be taken any action the purpose or effect of which is, or could be, to make any Third Lien pari passu with, or to give such Third Lien Secured Party any preference or priority relative to, any Priority Lien or Second Lien with respect to the Collateral or any part thereof, (B) will not challenge or question, including in any proceeding, the validity, enforceability or non-avoidability of any Priority Lien Obligations, Priority Lien Document, Second Lien Obligations or Second Lien Document, or the validity, attachment, perfection or priority of any Priority Lien or Second Lien, or the validity or enforceability of the priorities, rights or duties established by the provisions of this Agreement, (C) will not take or cause to be taken any action the purpose or effect of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other Disposition of the Collateral by any Priority Lien Secured Party, the Priority Lien Agent, any Second Lien Secured Party or the Second Lien Collateral Trustee, in each case in any enforcement action or other exercise of rights and remedies, (D) shall have no right to (1) direct the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party to exercise any right, remedy or power with respect to any Collateral or (2) consent to the exercise by the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party of any right, remedy or power with respect to any Collateral, (E) will not institute any suit or assert in any suit or Insolvency or Liquidation Proceeding any claim against the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to, and none of the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party shall be liable for, any action taken or omitted to be taken by the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party with respect to any Priority Lien Collateral or Second Lien Collateral, as applicable, (F) prior to the Discharge of Priority Lien Obligations and Discharge of Second Lien Obligations, will not seek, and hereby waives any right, to have any Collateral or any part thereof marshaled upon any foreclosure or other Disposition of such Collateral, (G) will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement, (H) will not object to forbearance by the Priority Lien Agent, any Priority Lien Secured Party, the Second Lien Collateral Trustee or any Second Lien Secured Party and (I) prior to the Discharge of Priority Lien Obligations and Discharge of Second Lien Obligations will not assert, and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any similar rights a junior secured creditor may have under applicable law.

(b)           Payment Over.

(i)                 Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that if any Second Lien Secured Party or Third Lien Secured Party, as applicable, shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to the exercise of any rights or remedies with respect to the Collateral under any Second Lien Security Document or Third Lien Security Document, as applicable, or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, to the extent permitted hereunder, at any time prior to the Discharge of Priority Lien Obligations then it shall hold such Collateral, proceeds or payment in trust for the Priority Lien Agent and the other Priority Lien Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Priority Lien Agent as promptly as practicable. Furthermore, each of the Second Lien Collateral Trustee and the Third Lien Collateral Trustee, as applicable, shall, at the Grantors’ expense, promptly send written notice to the Priority Lien Agent upon receipt of such Collateral, proceeds or payment by any Second Lien Secured Party or Third Lien Secured Party, as applicable, and if directed by the Priority Lien Agent after receipt by the Priority Lien Agent of such written notice, shall deliver such Collateral, proceeds or payment to the Priority Lien Agent in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Priority Lien Agent is hereby authorized to make any such endorsements as agent for the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable. Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, it obtains written notice or otherwise has actual knowledge that all or part of any payment with respect to any Priority Lien Obligations previously made may be rescinded, returned or disgorged for any reason whatsoever, it will promptly pay over to the Priority Lien Agent any payment received by it in respect of any such Collateral securing Priority Liens and shall promptly turn any such Collateral over to the Priority Lien Agent, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the Discharge of Priority Lien Obligations. All Second Liens and Third Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the priorities set forth in this Agreement. Notwithstanding anything contained herein to the contrary, this Section 3.05(b) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by the Priority Lien Documents and as to which the possession or receipt thereof by the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, is otherwise permitted by the Priority Lien Documents.

(ii)              The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that if any Third Lien Secured Party shall obtain possession of any Collateral or shall realize any proceeds or payment in respect of any Collateral, pursuant to the exercise of any rights or remedies with respect to the Collateral under any Third Lien Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding, to the extent permitted hereunder, at any time following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations secured, or intended to be secured, by such Collateral, then it shall hold such Collateral, proceeds or payment in trust for the Second Lien Collateral Trustee and the other Second Lien Secured Parties and transfer such Collateral, proceeds or payment, as the case may be, to the Second Lien Collateral Trustee as soon as practicable. Furthermore, the Third Lien Collateral Trustee shall, at the Grantors’ expense, promptly send written notice to the Second Lien Collateral Trustee upon receipt of such Collateral, proceeds or payment by any Third Lien Secured Party, and if directed by the Second Lien Collateral Trustee after receipt by the Second Lien Collateral Trustee of such written notice, shall deliver such Collateral, proceeds or payment to the Second Lien Collateral Trustee in the same form as received, with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct. The Second Lien Collateral Trustee is hereby authorized to make any such endorsements as agent for the Third Lien Collateral Trustee or any other Third Lien Secured Party. The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, it obtains written notice or otherwise has actual knowledge that all or part of any payment with respect to any Second Lien Obligations previously made may be rescinded, returned or disgorged for any reason whatsoever, it will promptly pay over to the Second Lien Collateral Trustee any payment received by it and then in its possession or under its direct control in respect of any such Collateral then held by it securing Second Lien Obligations and shall promptly turn any such Collateral over to the Second Lien Collateral Trustee, and the provisions set forth in this Agreement will be reinstated as if such payment had not been made, until the Discharge of Second Lien Obligations. All Third Liens will remain attached to and enforceable against all proceeds so held or remitted, subject to the priorities set forth in this Agreement. Notwithstanding anything contained herein to the contrary, this Section 3.05(b) shall not apply to any proceeds of Collateral realized in a transaction not prohibited by the Second Lien Documents and as to which the possession or receipt thereof by the Third Lien Collateral Trustee or any other Third Lien Secured Party is otherwise permitted by the Second Lien Documents.

Section 3.06           Purchase Option.

(a)           Notwithstanding anything in this Agreement to the contrary, on or at any time after (i) the commencement of an Insolvency or Liquidation Proceeding or (ii) the acceleration of the Priority Lien Obligations, Second Lien Secured Parties and each of their respective designated Affiliates (the “Second Lien Purchasers”) will have the right, at its sole option and election (but will not be obligated), at any time upon prior written notice to the applicable Priority Lien Representative, to purchase (in the manner set forth in Section 3.06(b) below) from the Priority Lien Secured Parties either (x) all (but not less than all) Priority Lien Obligations (including unfunded commitments) that are outstanding on the date of such purchase (the “Purchasable Priority Lien Obligations”) or (y) both the Purchasable Priority Lien Obligations and any loans provided by any of the Priority Lien Secured Parties in connection with a DIP Financing that are outstanding on the date of such purchase (together with the Purchasable Priority Lien Obligations, the “Purchasable Priority Lien + DIP Obligations”). Promptly following the receipt of such notice, the applicable Priority Lien Representative will deliver to the Second Lien Purchaser Representative a statement of the respective amounts of Priority Lien Debt, other Priority Lien Obligations and DIP Financing provided by any of the Priority Lien Secured Parties, if any, then outstanding and the amount of the cash collateral requested by the Priority Lien Agent to be delivered pursuant to Section 3.06(b)(ii) below. The right to purchase provided for in this Section 3.06 will expire unless, within 10 Business Days after the receipt by the Second Lien Purchaser Representative of such notice from the applicable Priority Lien Representative, the Second Lien Purchaser Representative delivers to the applicable Priority Lien Representative an irrevocable commitment of the Second Lien Purchasers to purchase either (x) the Purchasable Priority Lien Obligations or (y) the Purchasable Priority Lien + DIP Obligations, and in either case to otherwise complete such purchase on the terms set forth under this Section 3.06.

(b)           On the date specified by the Second Lien Purchaser Representative (on behalf of the Second Lien Purchasers) in such irrevocable commitment (which shall not be less than five Business Days, nor more than 20 Business Days, after the receipt by the applicable Priority Lien Representative of such irrevocable commitment), the Priority Lien Secured Parties shall sell to the Second Lien Purchasers the Purchasable Priority Lien Obligations or the Purchasable Priority Lien + DIP Obligations, as specified in such irrevocable commitment (whichever was so specified, the “Purchasable Obligations”), subject to any required approval of any Governmental Authority then in effect, if any, and only if on the date of such sale, the applicable Priority Lien Representative receives the following:

(i)                 payment, in cash, as the purchase price for all Purchasable Obligations sold in such sale, of an amount equal to the full amount of (x) all Priority Lien Obligations (other than outstanding letters of credit as referred to in clause (ii) below) and, if the Purchasable Obligations are the Purchasable Priority Lien + DIP Financing Obligations, (y) loans and other financial accommodations provided by any of the Priority Lien Secured Parties in connection with a DIP Financing then outstanding (including principal, interest, fees, reasonable attorneys’ fees and legal expenses, but excluding contingent indemnification obligations for which no claim or demand for payment has been made at or prior to such time); provided that in the case of Hedging Obligations and/or Banking Services Obligations that constitute Priority Lien Obligations the Second Lien Purchasers shall cause the applicable agreements governing such Hedging Obligations and/or Banking Services Obligations to be assigned and novated or, if such agreements have been terminated, such purchase price shall include an amount equal to the sum of any unpaid amounts then due in respect of such Hedging Obligations and/or Banking Services Obligations, calculated using the market quotation method and after giving effect to any netting arrangements;

(ii)              a cash collateral deposit in such amount as the applicable Priority Lien Representative determines is reasonably necessary to secure the payment of any outstanding letters of credit constituting Priority Lien Obligations that may become due and payable after such sale (but not in any event in an amount greater than one hundred five percent (105%) of the amount then reasonably estimated by the applicable Priority Lien Representative to be the aggregate outstanding amount of such letters of credit at such time), which cash collateral shall be (A) held by the applicable Priority Lien Representative as security solely to reimburse the issuers of such letters of credit that become due and payable after such sale and any fees and expenses incurred in connection with such letters of credit and (B) returned to the Second Lien Purchaser Representative (except as may otherwise be required by applicable law or any order of any court or other Governmental Authority) promptly after the expiration or termination from time to time of all payment contingencies affecting such letters of credit; and

(iii)            any agreements, documents or instruments which the applicable Priority Lien Representative may reasonably request pursuant to which the Second Lien Purchaser Representative and the Second Lien Purchasers in such sale expressly assume and adopt all of the obligations of the applicable Priority Lien Representative and the Priority Lien Secured Parties under the Priority Lien Documents and, if the Purchasable Obligations are the Purchasable Priority Lien + DIP Financing Obligations, all obligations in connection with loans and other financial accommodations provided by any of the Priority Lien Secured Parties in connection with a DIP Financing on and after the date of the purchase and sale, and the Second Lien Purchaser Representative (or any other representative appointed by the holders of a majority in aggregate principal amount of the Second Lien Debt then outstanding owned by such purchasers) becomes a successor agent thereunder.

(c)            Such purchase of the Purchasable Obligations shall be made on a pro rata basis among the Second Lien Purchasers (or on such other basis as such Second Lien Purchasers may determine) giving notice to the applicable Priority Lien Representative of their interest to exercise the purchase option hereunder according to each such Second Lien Purchaser’s portion of the Second Lien Debt outstanding on the date of purchase or such portion as such Second Lien Purchasers may otherwise agree among themselves. Such purchase price and cash collateral shall be remitted by wire transfer in federal funds to such bank account of the applicable Priority Lien Representative as the applicable Priority Lien Representative may designate in writing to the Second Lien Purchaser Representative for such purpose. Interest shall be calculated to but excluding the Business Day on which such sale occurs if the amounts so paid by the Second Lien Purchasers to the bank account designated by the applicable Priority Lien Representative are received in such bank account prior to 12:00 noon, New York City time, and interest shall be calculated to and including such Business Day if the amounts so paid by the Second Lien Purchasers to the bank account designated by the applicable Priority Lien Representative are received in such bank account later than 12:00 noon, New York City time.

(d)           Such sale shall be expressly made without representation or warranty of any kind by the Priority Lien Secured Parties as to the Purchasable Obligations, the Collateral or otherwise and without recourse to any Priority Lien Secured Party, except that the Priority Lien Secured Parties shall represent and warrant severally as to the Purchasable Obligations: (i) that such applicable Priority Lien Secured Party owns such Purchasable Obligations; and (ii) that such applicable Priority Lien Secured Party has the necessary corporate or other governing authority to assign such interests.

(e)            After such sale becomes effective, the outstanding letters of credit will remain enforceable against the issuers thereof and will remain secured by the Priority Liens upon the Collateral in accordance with the applicable provisions of the Priority Lien Documents as in effect at the time of such sale, and the issuers of letters of credit will remain entitled to the benefit of the Priority Liens upon the Collateral and sharing rights in the proceeds thereof in accordance with the provisions of the Priority Lien Documents as in effect at the time of such sale, as fully as if the sale of the Priority Lien Debt had not been made, except with respect to cash Collateral held by the issuer(s) of such letters of credit, but only the Person or successor agent to whom the Priority Liens are transferred in such sale will have the right to foreclose upon or otherwise enforce the Priority Liens and only the Second Lien Purchasers in the sale will have the right to direct such Person or successor as to matters relating to the foreclosure or other enforcement of the Priority Liens.

Article IV

OTHER AGREEMENTS

Section 4.01           Release of Liens; Automatic Release of Second Liens and Third Liens.

(a)            Prior to the Discharge of Priority Lien Obligations, each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, in the event the Priority Lien Secured Parties release their Lien on any Collateral, each of the Second Lien and Third Lien on such Collateral shall terminate and be released automatically and without further action if (i) the corresponding Liens under the Priority Lien Documents are simultaneously released or have previously been released and either (A) such release is made in connection with a sale, transfer or other Disposition of Collateral (either directly or indirectly) permitted under the Priority Lien Documents and not in violation of Section 4.11 of the Second Lien Indenture, (B) such release is in connection with a substantially concurrent grant of Liens on other property or assets of comparable or greater value to the Collateral being released, as determined in good faith by Chesapeake, or (C) at the time of such release (I) the sum of the drawn commitments and the amount of undrawn commitments available to be borrowed under the Priority Credit Agreement is not less than $1.0 billion and (II) after giving effect to such release and the recording of any additional mortgages or supplements or amendments to existing mortgages on or prior to the consummation of such release, the Collateral securing the Second Lien Obligations includes Oil and Gas Properties that include not less than 80% of the total value attributable to the Proved Reserves of Chesapeake and the Subsidiaries as reflected in the most recent Reserve Report after giving effect to exploration and production activities, acquisitions, Dispositions and production since the date of such Reserve Report, (ii) such release is effected in connection with the Priority Lien Agent’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, or (iii) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Priority Lien Secured Parties shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (ii) and (iii), the Second Liens and Third Liens on such Collateral shall remain in place (and, in the case of the Second Lien Obligations, shall remain subject and subordinate to all Priority Liens securing Priority Lien Obligations and, in the case of the Third Liens, shall remain subject and subordinate to (I) all Priority Liens securing Priority Lien Obligations and (II) all Second Liens securing Second Lien Obligations) with respect to any proceeds of a sale, transfer or other Disposition of Collateral.

(b)            Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, in the event the Second Lien Secured Parties release their Lien on any Collateral, the Third Lien on such Collateral shall terminate and be released automatically and without further action if (i) the corresponding Liens under the Second Lien Documents are simultaneously released or have previously been released, provided that any release in connection with a sale, transfer or other Disposition of Collateral in a transaction or circumstance that does not violate the applicable provisions of the Third Lien Documents shall not be subject to the conditions of this clause (i), (ii) such release is effected in connection with the Second Lien Collateral Trustee’s foreclosure upon, or other exercise of rights or remedies with respect to, such Collateral, or (iii) such release is effected in connection with a sale or other Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if the Second Lien Secured Parties shall have consented to such sale or Disposition of such Collateral; provided that, in the case of each of clauses (ii) and (iii), the Third Liens on such Collateral shall remain in place (and shall remain subject and subordinate to all Second Liens securing Second Lien Obligations) with respect to any proceeds of a sale, transfer or other Disposition of Collateral.

(c)            Each of the Second Lien Collateral Trustee and the Third Lien Collateral Trustee agrees to execute and deliver (at the sole cost and expense of the Grantors) all such releases and other instruments as shall reasonably be requested by the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable, to evidence and confirm any release of Collateral provided for in this Section 4.01. Until the Discharge of Priority Lien Obligations occurs, the Second Lien Collateral Trustee, on behalf of itself and each other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby irrevocably constitutes and appoints the Priority Lien Agent and any officer or agent of the Priority Lien Agent, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Second Lien Collateral Trustee and such Second Lien Secured Party and the Third Lien Collateral Trustee and such Third Lien Secured Party or in the Priority Lien Agent’s own name, from time to time in the Priority Lien Agent’s discretion, for the purpose of carrying out the terms of this Section 4.01, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 4.01, including any endorsements or other instruments of transfer or release. This power is coupled with an interest and is irrevocable until the Discharge of Priority Lien Obligations.

Section 4.02           Certain Agreements With Respect to Insolvency or Liquidation Proceedings.

(a)            The parties hereto acknowledge that this Agreement is a “subordination agreement” under Section 510(a) of the Bankruptcy Code and shall continue in full force and effect, notwithstanding the commencement of any Insolvency or Liquidation Proceeding by or against Chesapeake or any Subsidiary. All references in this Agreement to Chesapeake, any Subsidiary or any subsidiary of any other Grantor will include such Person or Persons as a debtor-in-possession and any receiver or trustee for such Person or Persons in an Insolvency or Liquidation Proceeding. For the purposes of this Section 4.02, unless otherwise provided herein, clauses (b) through and including (o) shall be in full force and effect prior to the Discharge of Priority Lien Obligations and clauses (p) through and including (cc) shall be in full force and effect following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations.

(b)         If Chesapeake or any Subsidiary shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, or if any receiver or trustee for such Person or Persons shall, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, (i) the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, agrees that neither it nor any other Second Lien Secured Party and (ii) the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that neither it nor any other Third Lien Secured Party, will raise any objection, contest or oppose, and each Second Lien Secured Party and Third Lien Secured Party will waive any claim such Person may now or hereafter have, to any such financing or to the Liens on the collateral securing the same (“DIP Financing Liens”), or to any use, sale or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (A) the Priority Lien Agent or the Priority Lien Secured Parties oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral, (B) the maximum principal amount of Indebtedness permitted under such DIP Financing exceeds the sum of (I) the amount of Priority Lien Obligations refinanced with the proceeds thereof and (II) the greater of (1) $1.0 billion and (2) 15% of the sum of (x) the aggregate amount of indebtedness for borrowed money constituting principal outstanding under the Priority Lien Documents plus (y) the aggregate face amount of letters of credit issued and outstanding under the Priority Lien Documents on the date of the commencement of such Insolvency or Liquidation Proceeding, or (C) the terms of such DIP Financing provide for the sale of a substantial part of the Collateral or require the confirmation of a plan of reorganization containing specific terms or provisions (other than repayment in cash of such DIP Financing on the effective date thereof), subject to the other provisions of this Agreement, provided that any milestones related to such plan of reorganization or sale of Collateral shall not constitute a basis for the Second Lien Collateral Trustee, any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party to withhold consent or oppose any DIP Financing. To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Priority Liens, (1) the Second Lien Collateral Trustee will, for itself and on behalf of the other Second Lien Secured Parties, subordinate the Second Liens on the Collateral to the Priority Liens and to such DIP Financing Liens, as well as any carve-out approved by a bankruptcy court for the payment of clerk fees, United States Trustee fees, and professional fees, and any adequate protection liens granted priority over the Second Liens by a bankruptcy court so long as the Second Lien Collateral Trustee, on behalf of the Second Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Third Liens as existed prior to the commencement of the case under the Bankruptcy Code and (2) the Third Lien Collateral Trustee will, for itself and on behalf of the other Third Lien Secured Parties, subordinate the Third Liens on the Collateral to the Priority Liens, the Second Liens and to such DIP Financing Liens, as well as any carve-out approved by a bankruptcy court for the payment of clerk fees, United States Trustee fees, and professional fees, and any adequate protection liens granted priority over the Third Liens by a bankruptcy court so long as the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Second Liens as existed prior to the commencement of the case under the Bankruptcy Code.

(c)            Prior to the Discharge of Priority Lien Obligations, without the consent of the Priority Lien Agent, in its sole discretion, each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees not to propose, support or enter into any DIP Financing.

(d)            Each of the Second Lien Collateral Trustee, for itself and on behalf of each Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that it will not object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) a sale or other Disposition, a motion to sell or Dispose or the bidding procedures for such sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code, or object to the retention of any professionals if, (1) the Priority Lien Agent or the requisite holders of Priority Lien Obligations shall have consented to such sale or Disposition, such motion to sell or Dispose or such bidding procedure for such sale or Disposition of such Collateral and (2) either (i) all Second Liens and Third Liens on the Collateral securing the Second Lien Obligations and the Third Lien Obligations, as applicable, shall attach to the proceeds of such sale in the same respective priorities as set forth in this Agreement with respect to the Collateral or (ii) the net cash proceeds of any Disposition under Section 363(b) of the Bankruptcy Code are permanently applied to the DIP Financing or to the Priority Lien Obligations.

(e)            Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any DIP Financing Liens, administrative expense priority under Section 364 of the Bankruptcy Code or adequate protection Liens or claims approved by the bankruptcy court (in each case that is granted in a manner that is consistent with this Agreement).

(f)             The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party, will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Priority Lien Agent or any other Priority Lien Secured Party for adequate protection or (ii) any objection by the Priority Lien Agent or any other Priority Lien Secured Party to any motion, relief, action or proceeding based on the Priority Lien Agent or Priority Lien Secured Parties claiming a lack of adequate protection, except that:

(A)         the Second Lien Secured Parties may:

(I)                freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Priority Liens and the Third Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, the DIP Financing Liens and all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties; and

(II)              freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations; and

(B)          the Third Lien Secured Parties may:

(I)                freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Priority Liens and the Second Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, the DIP Financing Liens and all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Priority Lien Secured Parties and the Second Lien Secured Parties; and

(II)              freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations.

(g)            Each of the Second Lien Collateral Trustee, for itself and on behalf of each of the other of the Second Lien Secured Parties, and the Third Lien Collateral Trustee, for itself and on behalf of each of the other Third Lien Secured Parties, waives any claim it or any such other Second Lien Secured Party or Third Lien Secured Party, as applicable, may now or hereafter have against the Priority Lien Agent or any other Priority Lien Secured Party (or their representatives) arising out of any election by the Priority Lien Agent or any Priority Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(h)            The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party, shall support or vote to accept any plan of reorganization or disclosure statement of Chesapeake or any other Grantor unless such plan is accepted by the Class of Priority Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the payment in full in cash of all Priority Lien Obligations (including all post-petition interest approved by the bankruptcy court, fees and expenses and cash collateralization of all letters of credit) on the effective date of such plan of reorganization.

(i)              The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall, seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral if the Priority Lien Agent has not received relief from the automatic stay (or it has not been lifted for the Priority Lien Agent’s benefit) without the prior written consent of the Priority Lien Agent.

(j)             The Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, agrees that neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall, oppose or seek to challenge any claim by the Priority Lien Agent or any other Priority Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Priority Lien Obligations consisting of post-petition interest, fees or expenses provided for in the Priority Lien Documents. Neither Priority Lien Agent nor any other Priority Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Second Lien Obligations or Third Lien Obligations, as applicable, consisting of post-petition interest, fees or expenses provided for in the Second Lien Documents; provided that if the Priority Lien Agent or any other Priority Lien Secured Party shall have made any claim for post-petition interest, fees or expenses in respect of Priority Lien Obligations, such claim (i) shall have been approved or (ii) will be approved contemporaneously with the approval of any such claim by the Second Lien Collateral Trustee or any Second Lien Secured Party or the Third Lien Collateral Trustee or any Third Lien Secured Party, as applicable.

(k)             Without the express written consent of the Priority Lien Agent, none of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any Priority Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the Priority Lien Secured Party of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

(l)              Until the Discharge of Priority Lien Obligations has occurred, notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Priority Lien encumbering any Collateral is not enforceable for any reason, then each of the Second Lien Collateral Trustee for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, any distribution or recovery they may receive in respect of such Collateral shall be segregated and held in trust and forthwith paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, as applicable, that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Until Discharge of Priority Lien Obligations has occurred, each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby appoints the Priority Lien Agent, and any officer or agent of the Priority Lien Agent, with full power of substitution, the attorney-in-fact of each Second Lien Secured Party and Third Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.02(l) and taking any action and executing any instrument that the Priority Lien Agent may deem necessary or advisable to accomplish the purposes of this Section 4.02(l), which appointment is irrevocable and coupled with an interest.

(m)           Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that the Priority Lien Agent shall have the exclusive right to credit bid the Priority Lien Obligations and further that none of the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be) oppose, object to or contest such credit bid by the Priority Lien Agent or credit bid the Second Lien Obligations or Third Lien Obligations until the Priority Lien Obligations have been paid in full in cash.

(n)            Without the consent of the Priority Lien Agent to be granted or withheld in its sole discretion, each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees it will not file an involuntary bankruptcy petition against Chesapeake or any Subsidiary or seek the appointment of an examiner or a trustee for Chesapeake or any Subsidiary unless (i) with respect to the Second Lien Secured Parties, the Second Lien Standstill Period has expired, and (ii) with respect to the Third Lien Secured Parties, the Third Lien First Standstill Period and the Third Lien Second Standstill Period have expired.

(o)            Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against any Priority Lien Secured Party or any of the Collateral.

(p)            After the Discharge of the Priority Lien Obligations, if Chesapeake or any Subsidiary shall become subject to any Insolvency or Liquidation Proceeding and shall, as debtor(s)-in-possession, or if any receiver or trustee for such Person or Persons shall, move for approval of DIP Financing to be provided by one or more DIP Lenders under Section 364 of the Bankruptcy Code or the use of cash collateral under Section 363 of the Bankruptcy Code, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that neither it nor any other Third Lien Secured Party will raise any objection, contest or oppose, and each Third Lien Secured Party will waive any claim such Person may now or hereafter have, to any such financing or to the DIP Financing Liens on the Collateral securing the same, or to any use, sale or lease of cash collateral that constitutes Collateral or to any grant of administrative expense priority under Section 364 of the Bankruptcy Code, unless (i) the Second Lien Collateral Trustee or the Second Lien Secured Parties oppose or object to such DIP Financing or such DIP Financing Liens or such use of cash collateral or (ii) the maximum principal amount of Indebtedness permitted under such DIP Financing exceeds the sum of (A) the amount of Second Lien Obligations refinanced with the proceeds thereof and (B) $1.0 billion. To the extent such DIP Financing Liens are senior to, or rank pari passu with, the Second Liens, the Third Lien Collateral Trustee will, for itself and on behalf of the other Third Lien Secured Parties, subordinate the Third Liens on the Collateral to the Second Liens and to such DIP Financing Liens, so long as the Third Lien Collateral Trustee, on behalf of the Third Lien Secured Parties, retains Liens on all the Collateral, including proceeds thereof arising after the commencement of any Insolvency or Liquidation Proceeding, with the same priority relative to the Priority Liens and the Second Liens as existed prior to the commencement of the case under the Bankruptcy Code.

(q)            After the Discharge of the Priority Lien Obligations, without the consent of the Second Lien Collateral Trustee in its sole discretion, the Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees not to propose, support or enter into any DIP Financing except as permitted by clause (p) above.

(r)             The Third Lien Collateral Trustee, for itself and on behalf of each Third Lien Secured Party, agrees that it will not object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) a sale or other Disposition, a motion to sell or Dispose or the bidding procedures for such sale or Disposition of any Collateral (or any portion thereof) under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if (1) the Second Lien Collateral Trustee or the requisite holders of Second Lien Obligations shall have consented to such sale or Disposition, such motion to sell or Dispose or such bidding procedure for such sale or Disposition of such Collateral and (2) all Third Liens will attach to the proceeds of such sale with respect to the Collateral.

(s)           The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any claim that may be had against the Second Lien Collateral Trustee or any other Second Lien Secured Party arising out of any DIP Financing Liens (granted in a manner that is consistent with this Agreement) or administrative expense priority under Section 364 of the Bankruptcy Code or adequate protection Liens or claims approved by the bankruptcy court.

(t)            The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that, following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party will file or prosecute in any Insolvency or Liquidation Proceeding any motion for adequate protection (or any comparable request for relief) based upon their interest in the Collateral, nor object to, oppose or contest (or join with or support any third party objecting to, opposing or contesting) (i) any request by the Second Lien Collateral Trustee or any other Second Lien Secured Party for adequate protection or (ii) any objection by the Second Lien Collateral Trustee or any other Second Lien Secured Party to any motion, relief, action or proceeding based on the Second Lien Collateral Trustee or Second Lien Secured Parties claiming a lack of adequate protection, except that the Third Lien Secured Parties may:

(A)             freely seek and obtain relief granting adequate protection in the form of a replacement lien co-extensive in all respects with, but subordinated (as set forth in Section 2.01) to, and with the same relative priority to the Second Liens as existed prior to the commencement of the Insolvency or Liquidation Proceeding, all Liens granted in the Insolvency or Liquidation Proceeding to, or for the benefit of, the Second Lien Secured Parties; and

(B)              freely seek and obtain any relief upon a motion for adequate protection (or any comparable relief), without any condition or restriction whatsoever, at any time after the Discharge of Second Lien Obligations.

(u)           The Third Lien Collateral Trustee, for itself and on behalf of each of the other of the Third Lien Secured Parties, waives any claim the Third Lien Collateral Trustee or any such other Third Lien Secured Party may now or hereafter have against the Second Lien Collateral Trustee or any other Second Lien Secured Party (or their representatives) arising out of any election by the Second Lien Collateral Trustee or any Second Lien Secured Parties, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code.

(v)           The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that in any Insolvency or Liquidation Proceeding, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall support or vote for any plan of reorganization or disclosure statement of Chesapeake or any other Grantor unless such plan is accepted by the Class of Priority Lien Secured Parties and Second Lien Secured Parties in accordance with Section 1126(c) of the Bankruptcy Code or otherwise provides for the payment in full in cash of all Priority Lien Obligations and Second Lien Obligations (including all post-petition interest, fees and expenses) on the effective date of such plan of reorganization

(w)          The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that following the Discharge of Priority Lien Obligations but until the Discharge of Second Lien Obligations has occurred, neither the Third Lien Collateral Trustee nor any Third Lien Secured Party shall seek relief, pursuant to Section 362(d) of the Bankruptcy Code or otherwise, from the automatic stay of Section 362(a) of the Bankruptcy Code or from any other stay in any Insolvency or Liquidation Proceeding in respect of the Collateral if the Second Lien Collateral Trustee has not received relief from the automatic stay (or it has not been lifted for the Second Lien Collateral Trustee’s benefit), without the prior written consent of the Second Lien Collateral Trustee.

(x)            The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Collateral Trustee or any other Second Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Second Liens (it being understood that such value will be determined without regard to the existence of the Third Liens on the Collateral). Neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party shall oppose or seek to challenge any claim by the Third Lien Collateral Trustee or any other Third Lien Secured Party for allowance or payment in any Insolvency or Liquidation Proceeding of Third Lien Obligations consisting of post-petition interest, fees or expenses to the extent of the value of the Third Liens on the Collateral; provided that if the Second Lien Collateral Trustee or any other Second Lien Secured Party shall have made any claim for post-petition interest, fees or expenses in respect of Priority Lien Obligations, such claim (i) shall have been approved or (ii) will be approved contemporaneously with the approval of any such claim by the Third Lien Collateral Trustee or any Third Lien Secured Party.

(y)            Without the express written consent of the Second Lien Collateral Trustee, neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be), in any Insolvency or Liquidation Proceeding involving any Grantor, (i) oppose, object to or contest the determination of the extent of any Liens held by any of Second Lien Secured Party or the value of any claims of any such holder under Section 506(a) of the Bankruptcy Code or (ii) oppose, object to or contest the payment to the Second Lien Secured Party of interest, fees or expenses under Section 506(b) of the Bankruptcy Code.

(z)            Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, notwithstanding anything to the contrary contained herein, if in any Insolvency or Liquidation Proceeding a determination is made that any Second Lien encumbering any Collateral is not enforceable for any reason, then the Third Lien Collateral Trustee for itself and on behalf of each other Third Lien Secured Party, agrees that any distribution or recovery they may receive in respect of such Collateral shall be segregated and held in trust and forthwith paid over to the Second Lien Collateral Trustee for the benefit of the Second Lien Secured Parties in the same form as received without recourse, representation or warranty (other than a representation of the Third Lien Collateral Trustee that it has not otherwise sold, assigned, transferred or pledged any right, title or interest in and to such distribution or recovery) but with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby appoints the Second Lien Collateral Trustee, and any officer or agent of the Second Lien Collateral Trustee, with full power of substitution, the attorney-in-fact of each Third Lien Secured Party for the limited purpose of carrying out the provisions of this Section 4.02(z) and taking any action and executing any instrument that the Second Lien Collateral Trustee may deem necessary or advisable to accomplish the purposes of this Section 4.02(z), which appointment is irrevocable and coupled with an interest.

(aa)          The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that the Second Lien Collateral Trustee shall have the exclusive right after the Discharge of Priority Lien Obligations to credit bid the Second Lien Obligations and further that neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party shall (or shall join with or support any third party in opposing, objecting to or contesting, as the case may be) oppose, object to or contest such credit bid by the Second Lien Collateral Trustee.

(bb)         Without the consent of the Second Lien Collateral Trustee to be granted or withheld in its sole discretion, and unless the Third Lien Second Standstill Period has expired, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees it will not file an involuntary bankruptcy petition against Chesapeake or any Subsidiary or seek the appointment of an examiner or a trustee for Chesapeake or any Subsidiary.

(cc)          The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, waives any right to assert or enforce any claim under Section 506(c) or 552 of the Bankruptcy Code as against any Second Lien Secured Party or any of the Collateral.

Section 4.03           Reinstatement.

(a)            If any Priority Lien Secured Party receives notice of commencement of an action in any Insolvency or Liquidation Proceeding or otherwise that would require it to turn over or otherwise pay to the estate of any Grantor any amount (a “Recovery”) for any reason whatsoever, then the Priority Lien Obligations shall be reinstated to the extent of such Recovery and the Priority Lien Secured Parties shall be entitled to a reinstatement of Priority Lien Obligations with respect to all such recovered amounts. Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, a Second Lien Secured Party or a Third Lien Secured Party, as applicable, receives notice of any action that would give rise to a Recovery, the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, shall promptly pay over to the Priority Lien Agent any payment received by it (and, solely with respect to the Second Lien Collateral Trustee and Third Lien Collateral Trustee, then in its possession or under its control) in respect of any Collateral subject to any Priority Lien securing such Priority Lien Obligations and shall promptly turn any Collateral subject to any such Priority Lien (and, solely with respect to the Second Lien Collateral Trustee and Third Lien Collateral Trustee, then held by it) over to the Priority Lien Agent, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made. If this Agreement shall have been terminated prior to any such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party (and solely with respect to the Second Lien Collateral Trustee and Third Lien Collateral Trustee, then in its possession or under its control) on account of the Second Lien Obligations or Third Lien Obligations, as applicable, after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 4.03(a), be held in trust for and paid over to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties for application to the reinstated Priority Lien Obligations until the discharge thereof.

(b)            If any Second Lien Secured Party receives notice of an action in any Insolvency or Liquidation Proceeding or otherwise that would require it to turn over or otherwise pay to the estate of any Grantor any amount (a “Second Lien Recovery”) for any reason whatsoever, then the Second Lien Obligations shall be reinstated to the extent of such Second Lien Recovery and the Second Lien Secured Parties shall be entitled to a reinstatement of Second Lien Obligations with respect to all such recovered amounts. The Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that if, at any time, a Third Lien Secured Party receives notice of any action that would give rise to a Second Lien Recovery, the Third Lien Collateral Trustee or any other Third Lien Secured Party, as applicable, shall promptly pay over to the Second Lien Collateral Trustee any payment received by it and then in its possession or under its control in respect of any Collateral subject to any Second Lien securing such Second Lien Obligations and shall promptly turn any Collateral subject to any such Second Lien then held by it over to the Second Lien Collateral Trustee, and the provisions set forth in this Agreement shall be reinstated as if such payment had not been made. If this Agreement shall have been terminated prior to any such Second Lien Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement. Any amounts received by the Third Lien Collateral Trustee or any other Third Lien Secured Party and then in its possession or under its control on account of the Third Lien Obligations after the termination of this Agreement shall, in the event of a reinstatement of this Agreement pursuant to this Section 4.03(b), be held in trust for and paid over to the Second Lien Collateral Trustee for the benefit of the Second Lien Secured Parties for application to the reinstated Second Lien Obligations until the discharge thereof.

(c)             This Section 4.03 shall survive termination of this Agreement.

Section 4.04           Refinancings; Additional Priority Lien Debt; Additional Second Lien Debt; Initial Third Lien Indebtedness; Additional Third Lien Debt.

(a)          The Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations may be Replaced, by any Priority Substitute Credit Facility, Second Lien Substitute Facility or Third Lien Substitute Facility, as the case may be, in each case, without notice to, or the consent of any Secured Party, all without affecting the Lien priorities provided for herein or the other provisions hereof; provided, that (i) the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall receive on or prior to incurrence of a Priority Substitute Credit Facility, Second Lien Substitute Facility or Third Lien Substitute Facility (A) an Officers’ Certificate from Chesapeake stating that (I) the incurrence thereof is permitted by each applicable Secured Debt Document and (II) the requirements of Section 4.06 have been satisfied, and (B) a Priority Confirmation Joinder from the holders or lenders of any Indebtedness that Replaces the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations (or an authorized agent, trustee or other representative on their behalf) and (ii) on or before the date of such incurrence, such Priority Substitute Credit Facility, Second Lien Substitute Facility or Third Lien Substitute Facility is designated by Chesapeake, in an Officers’ Certificate delivered to the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee, as “Priority Lien Debt”, “Second Lien Debt” or “Third Lien Debt”, as applicable, for the purposes of the Secured Debt Documents and this Agreement; provided that no Series of Secured Debt may be designated as more than one of Priority Lien Debt, Second Lien Debt or Third Lien Debt.

(b)            Chesapeake will be permitted to designate as an additional holder of Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations hereunder each Person who is, or who becomes, the registered holder of Priority Lien Debt, Second Lien Debt or Third Lien Debt, as applicable, incurred by Chesapeake after the date of this Agreement in accordance with the terms of all applicable Secured Debt Documents. Chesapeake may effect such designation by delivering to the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee, each of the following:

(i)                 an Officers’ Certificate stating that Chesapeake intends to incur (A) Additional Priority Lien Obligations which will be Priority Lien Debt, (B) Additional Second Lien Obligations which will be Second Lien Debt, (C) Initial Third Lien Obligations which will be Third Lien Debt or (D) Additional Third Lien Obligations which will be Third Lien Debt, which in each case is permitted by each applicable Secured Debt Document to be incurred and secured by a Priority Lien, Second Lien or Third Lien, as applicable, equally and ratably with all previously existing and future Priority Lien Debt, Second Lien Debt or Third Lien Debt, as applicable;

(ii)              an authorized agent, trustee or other representative on behalf of the holders or lenders of any Additional Priority Lien Obligations, Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, must be designated as an additional holder of Secured Obligations hereunder and must, prior to such designation, sign and deliver on behalf of the holders or lenders of such Additional Priority Lien Obligations, Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, a Priority Confirmation Joinder, and, to the extent necessary or appropriate to facilitate such transaction, a new intercreditor agreement substantially similar to this Agreement, as in effect on the date hereof; and

(iii)            evidence that Chesapeake has duly authorized, executed (if applicable) and recorded (or caused to be recorded) in each appropriate governmental office all relevant filings and recordations deemed necessary by Chesapeake and the holder of such Additional Priority Lien Obligations, Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable, or its Secured Debt Representative, to ensure that the Additional Priority Lien Obligations, Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations are secured by the Collateral in accordance with the Priority Lien Security Documents, Second Lien Security Documents or the Third Lien Security Documents, as applicable (provided that such filings and recordings may be authorized, executed and recorded following any incurrence on a post-closing basis if permitted by the Priority Lien Representative, Second Lien Representative or Third Lien Representative for such Additional Priority Lien Obligations, Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, as applicable).

The deliveries set forth in clauses (i) through (iii) of this Section 4.04(b) shall not be required (and shall be deemed satisfied) in connection with any issuance of Additional Notes.

(c)            Chesapeake will be permitted to enter into an Initial Third Lien Debt Facility to the extent such Initial Third Lien Debt Facility is permitted by the Priority Credit Agreement, the other Priority Lien Documents, the Second Lien Indenture and the other Second Lien Documents. Any Third Lien Debt incurred pursuant to such Initial Third Lien Debt Facility may be secured by a Third Lien under and pursuant to the Initial Third Lien Security Documents provided that the Third Lien Collateral Trustee, acting for itself and on behalf of the Initial Third Lien Secured Parties, becomes a party to this Agreement by satisfying the conditions set forth in clauses (i) and (ii) of Section 4.04(b).

In order for the Third Lien Collateral Trustee to become a party to this Agreement,

(i)                 the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall have executed and delivered a Priority Confirmation Joinder pursuant to which (A) such Third Lien Collateral Trustee becomes a Secured Debt Representative hereunder and (B) the Third Lien Debt and the related Initial Third Lien Secured Parties become subject hereto and bound hereby;

(ii)              Chesapeake shall have delivered to the Priority Lien Agent and the Second Lien Collateral Trustee (A) true and complete copies of each Initial Third Lien Document and (B) an Officers’ Certificate certifying such copies as being true and correct and identifying the obligations to be designated as Initial Third Lien Obligations and the initial aggregate principal amount thereof; and

(iii)            without limiting Section 4.06, the Initial Third Lien Documents relating to such Third Lien Debt shall provide, in a manner satisfactory to the Priority Lien Agent and the Second Lien Collateral Trustee, that each Initial Third Lien Secured Party shall be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Third Lien Debt.

Notwithstanding the foregoing, nothing in this Agreement will be construed to allow Chesapeake or any other Grantor to incur additional Indebtedness unless otherwise permitted by the terms of each applicable Secured Debt Document.

Each of the then-existing Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee shall be authorized to execute and deliver such documents and agreements (including amendments or supplements to this Agreement) as such holders, lenders, agent, trustee or other representative may reasonably request to give effect to any such Replacement or any incurrence of Additional Priority Lien Obligations, Additional Notes, Additional Second Lien Obligations, Initial Third Lien Obligations or Additional Third Lien Obligations, it being understood that the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee or (if permitted by the terms of the applicable Secured Debt Documents) the Grantors, without the consent of any other Secured Party or (in the case of the Grantors) one or more Secured Debt Representatives, may amend, supplement, modify or restate this Agreement to the extent necessary or appropriate to facilitate such amendments or supplements to effect such Replacement or incurrence all at the expense of the Grantors. Upon the consummation of such Replacement or incurrence and the execution and delivery of the documents and agreements contemplated in the preceding sentence, the holders or lenders of such Indebtedness and any authorized agent, trustee or other representative thereof shall be entitled to the benefits of this Agreement.

Section 4.05           Amendments to Second Lien Documents and Third Lien Documents.

(a)           Prior to the Discharge of Priority Lien Obligations, and except as permitted by the Priority Lien Documents, without the prior written consent of the Priority Lien Agent, no Second Lien Document or Third Lien Document may be amended, supplemented, restated or otherwise modified and/or refinanced or entered into to the extent such amendment, supplement, restatement or modification and/or refinancing, or the terms of any new Second Lien Document or Third Lien Document, as applicable, would (i) adversely affect the lien priority rights of the Priority Lien Secured Parties or the rights of the Priority Lien Secured Parties to receive payments owing pursuant to the Priority Lien Documents, (ii) except as otherwise provided for in this Agreement, add any Liens securing any additional property as Collateral granted under the Second Lien Security Documents or the Third Lien Security Documents, unless such additional property is added as Collateral under the Priority Lien Documents, (iii) confer any additional rights on the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party in a manner adverse to the Priority Lien Secured Parties, or (iv) contravene the provisions of this Agreement or the Priority Lien Documents.

(b)            Prior to the Discharge of Second Lien Obligations, and except as permitted by the Second Lien Documents, without the prior written consent of the Second Lien Collateral Trustee, no Third Lien Document may be amended, supplemented, restated or otherwise modified and/or refinanced or entered into to the extent such amendment, supplement, restatement or modification and/or refinancing, or the terms of any new Third Lien Document, would (i) adversely affect the lien priority rights of the Second Lien Secured Parties or the rights of the Second Lien Secured Parties to receive payments owing pursuant to the Second Lien Documents, (ii) except as otherwise provided for in this Agreement, add any Liens securing any additional property as Collateral granted under the Third Lien Security Documents, unless such additional property is added as Collateral under the Second Lien Documents, (iii) confer any additional rights on the Third Lien Collateral Trustee or any other Third Lien Secured Party in a manner adverse to the Second Lien Secured Parties, or (iv) contravene the provisions of this Agreement or the Second Lien Documents.

(c)            For the avoidance of doubt and subject to Sections 4.05(a) and (b), (1) any Second Lien Security Document may be amended or supplemented in accordance with Section 7.1 of the Second Lien Collateral Trust Agreement and (2) any Third Lien Security Document may be amended or supplemented with the applicable provisions of the Third Lien Collateral Trust Agreement.

Section 4.06            Legends. Each of,

(a)           the Priority Lien Agent acknowledges with respect to the (i) Priority Credit Agreement and the Credit Agreement Security Documents and (ii) the Additional Priority Lien Debt Facility and the Additional Priority Lien Security Documents, if any,

(b)           the Second Lien Collateral Trustee acknowledges with respect to (i) the Second Lien Indenture and the Second Lien Indenture Security Documents, and (ii) the Additional Second Lien Debt Facility and the Additional Second Lien Security Documents, if any, and

(c)           the Third Lien Collateral Trustee acknowledges with respect to (i) the Initial Third Lien Debt Facility and the Initial Third Lien Security Documents, if any, and (ii) the Additional Third Lien Debt Facility and the Additional Third Lien Security Documents, if any, that the Second Lien Indenture, the Initial Third Lien Debt Facility (if any), the Additional Second Lien Debt Facility (if any), the Additional Third Lien Debt Facility (if any), the Second Lien Documents (other than control agreements to which both the Priority Lien Agent and the Second Lien Collateral Trustee are parties), the Third Lien Documents (other than control agreements to which the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable, and the Third Lien Collateral Trustee are parties) and each associated Security Document (other than control agreements to which both the Priority Lien Agent and the Second Lien Collateral Trustee are parties or, in the case of Third Lien Security Documents, other than control agreements to which the Priority Lien Agent or the Second Lien Collateral Trustee, as applicable, and the Third Lien Collateral Trustee are parties) granting any security interest in the Collateral will contain a legend to the effect set forth on Annex I.

Section 4.07           Second Lien Secured Parties and Third Lien Secured Parties Rights as Unsecured Creditors; Judgment Lien Creditor. Whether before or after the Discharge of Priority Lien Obligations, any of the Second Lien Secured Parties and the Third Lien Secured Parties may take any actions and exercise any and all rights that would be available to a holder of unsecured claims except actions expressly prohibited by or inconsistent with this Agreement; provided, further, that in the event that any of the Second Lien Secured Parties or Third Lien Secured Parties becomes a judgment lien creditor in respect of any Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Second Lien Obligations or the Third Lien Obligations, as applicable, such judgment lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Priority Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, as applicable) as the Second Liens and Third Liens, as applicable, are subject to this Agreement.

Section 4.08           Postponement of Subrogation.

(a)           Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby agrees that no payment or distribution to any Priority Lien Secured Party pursuant to the provisions of this Agreement shall entitle any Second Lien Secured Party or Third Lien Secured Party to exercise any rights of subrogation in respect thereof until, in the case of the Second Lien Secured Parties, the Discharge of Priority Lien Obligations shall have occurred and, in the case of the Third Lien Secured Parties, the Discharge of Priority Lien Obligations and the Discharge of Second Lien Obligations shall have occurred. Following the Discharge of Priority Lien Obligations, but subject to the reinstatement as provided in Section 4.03, each Priority Lien Secured Party will execute such documents, agreements, and instruments as any Second Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Priority Lien Obligations resulting from payments or distributions to such Priority Lien Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Priority Lien Secured Party are paid by such Person upon request for payment thereof.

(b)            Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, agrees that no payment or distribution to any Second Lien Secured Party pursuant to the provisions of this Agreement shall entitle any Third Lien Secured Party to exercise any rights of subrogation in respect thereof. Following the Discharge of Second Lien Obligations, but subject to the reinstatement as provided in Section 4.03, each Second Lien Secured Party will execute such documents, agreements, and instruments as any Third Lien Secured Party may reasonably request to evidence the transfer by subrogation to any such Person of an interest in the Second Lien Obligations resulting from payments or distributions to such Second Lien Secured Party by such Person, so long as all costs and expenses (including all reasonable legal fees and disbursements) incurred in connection therewith by such Second Lien Secured Party are paid by such Person upon request for payment thereof.

Section 4.09           Acknowledgment by the Secured Debt Representatives. Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, and the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, hereby acknowledges that this Agreement is a material inducement to enter into a business relationship, that each has relied on this Agreement to enter into the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents, as applicable, and all documentation related thereto, and that each will continue to rely on this Agreement in their related future dealings.

Section 4.10         Insurance. To the extent required under the Priority Lien Documents and unless and until the Discharge of all Priority Lien Obligations has occurred, the Priority Lien Agent and the other Priority Lien Secured Parties shall have the sole and exclusive right, subject to the rights of the Grantors under the Priority Lien Documents, to adjust settlement for any insurance policy covering the Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting the Collateral. To the extent required under the Priority Lien Documents and unless and until the Discharge of all Priority Lien Obligations has occurred, and subject to the rights of the Grantors under the Priority Lien Documents, all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect of the Collateral shall be paid to the Priority Lien Agent for the benefit of the Priority Lien Secured Parties pursuant to the terms of the Priority Lien Documents (including for purposes of cash collateralization of letters of credit) and thereafter, if a Discharge of Priority Lien Obligations has occurred, and subject to the rights of the Grantors under the Second Lien Documents, to the extent required under the Second Lien Documents, the balance of such proceeds shall be paid to the Second Lien Collateral Trustee for the benefit of the Second Lien Secured Parties to the extent required under the Second Lien Documents and then, if a Discharge of Second Lien Obligations has occurred, to the extent required under the Third Lien Documents, any remaining balance shall be paid to the Third Lien Collateral Agent for the benefit of the Third Lien Secured Parties to the extent required under the Third Lien Documents, and thereafter, any remaining balance shall be paid to the Grantors, their successors or assigns from time to time, or to whomever may be lawfully entitled to receive the same. Until the Discharge of Priority Lien Obligations has occurred, if the Second Lien Collateral Trustee or any other Second Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, then it shall segregate and hold in trust and forthwith pay such proceeds over to the Priority Lien Agent in accordance with the terms of Section 3.05 of this Agreement.

Article V

GRATUITOUS BAILMENT FOR PERFECTION OF CERTAIN SECURITY INTERESTS

Section 5.01           General. (a) Prior to the Discharge of Priority Lien Obligations, the Priority Lien Agent agrees that if it shall at any time hold a Priority Lien on any Collateral that can be perfected by the possession or control of such Collateral, and if such Collateral is in fact in the possession or under the control of the Priority Lien Agent, the Priority Lien Agent will serve as gratuitous bailee for (i) the Second Lien Collateral Trustee for the sole purpose of perfecting the Second Lien of the Second Lien Collateral Trustee on such Collateral and (ii) the Third Lien Collateral Trustee for the sole purpose of perfecting the Third Lien of the Third Lien Collateral Trustee on such Collateral. It is agreed that the obligations of the Priority Lien Agent and the rights of the Second Lien Collateral Trustee, the other Second Lien Secured Parties, the Third Lien Collateral Trustee and the other Third Lien Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the Priority Lien Agent will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Second Lien or Third Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Second Lien Secured Parties to obtain a perfected Second Lien and the Third Lien Secured Parties to obtain a perfected Third Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral by the Priority Lien Agent. The Priority Lien Agent acting pursuant to this Section 5.01(a) shall not have by reason of the Priority Lien Security Documents, the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Priority Lien Secured Party, the Second Lien Collateral Trustee, any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party. Subject to Section 4.03, from and after the Discharge of Priority Lien Obligations, the Priority Lien Agent shall take all such actions in its power as shall reasonably be requested by the Second Lien Collateral Trustee (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral (in each case to the extent the Second Lien Collateral Trustee has a Lien on such Collateral after giving effect to any prior or concurrent releases of Liens) to the Second Lien Collateral Trustee for the benefit of all Second Lien Secured Parties.

(b)           Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, the Second Lien Collateral Trustee agrees that if it shall at any time hold a Second Lien on any Collateral that can be perfected by the possession or control of such Collateral, and if such Collateral is in fact in the possession or under the control of the Second Lien Collateral Trustee, the Second Lien Collateral Trustee will serve as gratuitous bailee for the Third Lien Collateral Trustee for the sole purpose of perfecting the Third Lien of the Third Lien Collateral Trustee on such Collateral. It is agreed that the obligations of the Second Lien Collateral Trustee and the rights of the Third Lien Collateral Trustee and the other Third Lien Secured Parties in connection with any such bailment arrangement will be in all respects subject to the provisions of Article II. Notwithstanding anything to the contrary herein, the Second Lien Collateral Trustee will be deemed to make no representation as to the adequacy of the steps taken by it to perfect the Third Lien on any such Collateral and shall have no responsibility, duty, obligation or liability to the Third Lien Collateral Trustee or any other Third Lien Secured Party or any other Person for such perfection or failure to perfect, it being understood that the sole purpose of this Article is to enable the Third Lien Secured Parties to obtain a perfected Third Lien in such Collateral to the extent, if any, that such perfection results from the possession or control of such Collateral by the Second Lien Collateral Trustee. The Second Lien Collateral Trustee acting pursuant to this Section 5.01(b) shall not have by reason of the Second Lien Security Documents, the Third Lien Security Documents, this Agreement or any other document or theory, a fiduciary relationship in respect of any Second Lien Secured Party, the Third Lien Collateral Trustee or any Third Lien Secured Party. Subject to Section 4.03, from and after the Discharge of Second Lien Obligations, the Second Lien Collateral Trustee shall take all such actions in its power as shall reasonably be requested by the Third Lien Collateral Trustee (at the sole cost and expense of the Grantors) to transfer possession or control of such Collateral (in each case to the extent the Third Lien Collateral Trustee has a Lien on such Collateral after giving effect to any prior or concurrent releases of Liens) to the Third Lien Collateral Trustee for the benefit of all Third Lien Secured Parties.

Article VI

APPLICATION OF PROCEEDS; DETERMINATION OF AMOUNTS

Section 6.01        Application of Proceeds. (a) Prior to the Discharge of Priority Lien Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Collateral or proceeds received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral will be applied:

(i)               first, to the payment in full in cash of all Priority Lien Obligations,

(ii)              second, to the payment in full in cash of all Second Lien Obligations,

(iii)             third, to the payment in full in cash of all Third Lien Obligations, and

(iv)             fourth, to Chesapeake or as otherwise required by applicable law.

(b)               Following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, and regardless of whether an Insolvency or Liquidation Proceeding has been commenced, Collateral or proceeds received in connection with the enforcement or exercise of any rights or remedies with respect to any portion of the Collateral will be applied:

(i)               first, to the payment in full in cash of all Second Lien Obligations,

(ii)              second, to the payment in full in cash of all Third Lien Obligations, and

(iii)             third, to Chesapeake or as otherwise required by applicable law.

Section 6.02        Determination of Amounts. Whenever a Secured Debt Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations (or the existence of any commitment to extend credit that would constitute any such obligations), or the existence of any Lien securing any such obligations, or the Collateral subject to any such Lien, it may request that such information be furnished to it in writing by the other Secured Debt Representatives and shall be entitled to make such determination on the basis of the information so furnished; provided, however, that if a Secured Debt Representative shall fail or refuse reasonably promptly to provide the requested information, the requesting Secured Debt Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of Chesapeake. Each Secured Debt Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to Chesapeake or any of their subsidiaries, any Secured Party or any other Person as a result of such determination.

Article VII

NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE;

CONSENT OF GRANTORS; ETC.

Section 7.01        No Reliance; Information. The Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties shall have no duty to disclose to any Secured Party any information relating to Chesapeake or any of the other Grantors, or any other circumstance bearing upon the risk of non-payment of any of the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, as the case may be, that is known or becomes known to any of them or any of their Affiliates. In the event any Priority Lien Secured Party, any Second Lien Secured Party or any Third Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Secured Party, it shall be under no obligation (a) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (b) to provide any additional information or to provide any such information on any subsequent occasion or (c) to undertake any investigation.

Section 7.02        No Warranties or Liability.

(a)               The Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Third Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(b)               The Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Priority Lien Agent nor any other Priority Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Third Lien Collateral Trustee nor any other Third Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Third Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(c)               The Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, (i) neither the Priority Lien Agent nor any other Priority Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Priority Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon and (ii) neither the Second Lien Collateral Trustee nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectability or enforceability of any of the Second Lien Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

(d)               (i) The Priority Lien Agent and the other Priority Lien Secured Parties shall have no express or implied duty to the Second Lien Collateral Trustee, any other Second Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, (ii) the Second Lien Collateral Trustee and the other Second Lien Secured Parties shall have no express or implied duty to the Priority Lien Agent, any other Priority Lien Secured Party, the Third Lien Collateral Trustee or any other Third Lien Secured Party, and (iii) the Third Lien Collateral Trustee shall have no express or implied duty to the Priority Lien Agent, any other Priority Lien Secured Party, the Second Lien Collateral Trustee or any other Second Lien Secured Party, in each case to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any Priority Lien Document, any Second Lien Document and any Third Lien Document (other than, in each case, this Agreement), regardless of any knowledge thereof which they may have or be charged with.

(e)               Each of the Second Lien Collateral Trustee, for itself and on behalf of each other Second Lien Secured Party, and the Third Lien Collateral Trustee, for itself and on behalf of each other Third Lien Secured Party, hereby waives any claim that may be had against the Priority Lien Agent or any other Priority Lien Secured Party arising out of any actions which the Priority Lien Agent or such Priority Lien Secured Party takes or omits to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Collateral, and actions with respect to the collection of any claim for all or only part of the Priority Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Priority Lien Documents or the valuation, use, protection or release of any security for such Priority Lien Obligations. The Third Lien Collateral Trustee, for itself and on behalf each other Third Lien Secured Party, hereby waives any claim that may be had against the Second Lien Collateral Trustee or any other Second Lien Secured Party arising out of any actions which the Second Lien Collateral Trustee or such Second Lien Secured Party takes or omits to take following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any Collateral, and actions with respect to the collection of any claim for all or only part of the Second Lien Obligations from any account debtor, guarantor or any other party) in accordance with this Agreement and the Second Lien Documents or the valuation, use, protection or release of any security for such Second Lien Obligations.

Section 7.03        Obligations Absolute. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the Priority Lien Agent and the other Priority Lien Secured Parties, the Second Lien Collateral Trustee and the other Second Lien Secured Parties, and the Third Lien Collateral Trustee and the other Third Lien Secured Parties shall remain in full force and effect irrespective of:

(a)               any lack of validity or enforceability of any Secured Debt Document;

(b)               any change in the time, place or manner of payment of, or in any other term of (including the Replacing of), all or any portion of the Priority Lien Obligations, it being specifically acknowledged that a portion of the Priority Lien Obligations consists or may consist of Indebtedness that is revolving in nature, and the amount thereof that may be outstanding at any time or from time to time may be increased or reduced and subsequently reborrowed;

(c)               any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Secured Debt Document;

(d)               the securing of any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations with any additional collateral or guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any guarantee securing any Priority Lien Obligations, Second Lien Obligations or Third Lien Obligations;

(e)               the commencement of any Insolvency or Liquidation Proceeding in respect of Chesapeake or any other Grantor; or

(f)                any other circumstances that otherwise might constitute a defense available to, or a discharge of, Chesapeake or any other Grantor in respect of the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations.

Section 7.04        Grantors’ Consent. Each Grantor hereby consents to the provisions of this Agreement and the intercreditor arrangements provided for herein and agrees that the obligations of the Grantors under the Secured Debt Documents will in no way be diminished or otherwise affected by such provisions or arrangements (except as expressly provided herein).

Article VIII
REPRESENTATIONS AND WARRANTIES

Section 8.01        Representations and Warranties of Each Party. Each party hereto represents and warrants to the other parties hereto as follows:

(a)               Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to enter into and perform its obligations under this Agreement.

(b)               This Agreement has been duly executed and delivered by such party.

(c)               The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any Governmental Authority of which the failure to obtain could reasonably be expected to have a Material Adverse Effect (as defined in the Priority Credit Agreement as in effect on the date hereof), (ii) will not violate any applicable law or regulation or any order of any Governmental Authority or any indenture, agreement or other instrument binding upon such party which could reasonably be expected to have a Material Adverse Effect and (iii) will not violate the charter, by-laws or other organizational documents of such party.

Section 8.02        Representations and Warranties of Each Representative. Each of the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee represents and warrants to the other parties hereto that it is authorized under the Priority Credit Agreement, the Second Lien Collateral Trust Agreement and the Third Lien Collateral Trust Agreement, as the case may be, to enter into this Agreement.

Article IX
MISCELLANEOUS

Section 9.01        Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(a)          if to the Original Priority Lien Agent, to it at:

MUFG Union Bank, N.A.
1100 Louisiana Street, Suite 4850
Houston, TX 77002-5216
Attention: Stephen Warfel
Email: swarfel@us.mufg.jp

(b)          if to the Original Second Lien Collateral Trustee, to it at:

Deutsche Bank Trust Company Americas
Trust and Agency Services
60 Wall Street, 24th Floor
Mail Stop: NYC60-2407
New York, New York 10005
USA
Attn: Corporates Team, Chesapeake Energy Corp.
Facsimile: (732) 578-4635

(c)               if to any other Secured Debt Representative, to such address as specified in the Priority Confirmation Joinder.

Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt (if a Business Day) and on the next Business Day thereafter (in all other cases) if delivered by hand or overnight courier service or sent by telecopy or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01. As agreed to in writing among Chesapeake, the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable person provided from time to time by such person.

Section 9.02        Waivers; Amendment. (a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 9.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b)               Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified except pursuant to an agreement or agreements in writing entered into by each Secured Debt Representative; provided, however, that this Agreement may be amended from time to time as provided in the last paragraph of Section 4.04; provided, further, however, with respect to any amendment that directly and adversely affects any express rights or obligations of Chesapeake or any other Grantor hereunder, no such amendment or modification shall be effective unless consented to by Chesapeake and any applicable Grantor in writing. Any amendment of this Agreement that is proposed to be effected without the consent of a Secured Debt Representative as permitted by the first proviso to the preceding sentence shall be submitted to such Secured Debt Representative for its review at least 5 Business Days prior to the proposed effectiveness of such amendment.

Section 9.03        Actions Upon Breach; Specific Performance. (a) (i) Prior to the Discharge of Priority Lien Obligations, if any Second Lien Secured Party or Third Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the Priority Lien Agent, may interpose as a defense or dilatory plea the making of this Agreement, and any Priority Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor and (ii) following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, if any Third Lien Secured Party, contrary to this Agreement, commences or participates in any action or proceeding against any Grantor or the Collateral, such Grantor, with the prior written consent of the Second Lien Collateral Trustee, may interpose as a defense or dilatory plea the making of this Agreement, and any Second Lien Secured Party may intervene and interpose such defense or plea in its or their name or in the name of such Grantor.

(b)               (i) Prior to the Discharge of Priority Lien Obligations, should any Second Lien Secured Party or Third Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Priority Lien Agent or any other Priority Lien Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Priority Lien Agent, (A) may obtain relief against such Second Lien Secured Party or Third Lien Secured Party, as applicable, by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by each of the Second Lien Collateral Trustee on behalf of each Second Lien Secured Party and the Third Lien Collateral Trustee on behalf of each Third Lien Secured Party that (I) the Priority Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each Second Lien Secured Party and Third Lien Secured Party waives any defense that the Grantors and/or the Priority Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement and (ii) following the Discharge of Priority Lien Obligations but prior to the Discharge of Second Lien Obligations, should any Third Lien Secured Party, contrary to this Agreement, in any way take, attempt to or threaten to take any action with respect to the Collateral (including any attempt to realize upon or enforce any remedy with respect to this Agreement), or take any other action in violation of this Agreement or fail to take any action required by this Agreement, the Second Lien Collateral Trustee or any other Second Lien Secured Party (in its own name or in the name of the relevant Grantor) or the relevant Grantor, with the prior written consent of the Second Lien Collateral Trustee, (A) may obtain relief against such Third Lien Secured Party by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by the Third Lien Collateral Trustee on behalf of each Third Lien Secured Party that (I) the Second Lien Secured Parties’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (II) each Third Lien Secured Party waives any defense that the Grantors and/or the Second Lien Secured Parties cannot demonstrate damage and/or be made whole by the awarding of damages, and (B) shall be entitled to damages, as well as reimbursement for all reasonable and documented costs and expenses incurred in connection with any action to enforce the provisions of this Agreement.

Section 9.04        Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person will be entitled to rely on, have the benefit of or enforce this Agreement.

Section 9.05        Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

Section 9.06        Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

Section 9.07        Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

Section 9.08        Governing Law; Jurisdiction; Consent to Service of Process. (a) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)               Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(c)               Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 9.08. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)               Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

Section 9.09        WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 9.10        Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 9.11        Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any Secured Debt Documents, the provisions of this Agreement shall control.

Section 9.12        Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the distinct and separate relative rights of the Priority Lien Secured Parties, the Second Lien Secured Parties and the Third Lien Secured Parties. None of Chesapeake, any other Grantor or any other creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement (provided that nothing in this Agreement (other than Sections 4.01, 4.02, 4.04, or 4.05) is intended to or will amend, waive or otherwise modify the provisions of the Priority Lien Documents, the Second Lien Documents or the Third Lien Documents, as applicable), and except as expressly provided in this Agreement neither Chesapeake nor any other Grantor may rely on the terms hereof (other than Sections 4.01, 4.02, 4.04, or 4.05, Article VII and Article IX). Nothing in this Agreement is intended to or shall impair the obligations of Chesapeake or any other Grantor, which are absolute and unconditional, to pay the Obligations under the Secured Debt Documents as and when the same shall become due and payable in accordance with their terms.

Section 9.13        Certain Terms Concerning the Second Lien Collateral Trustee and the Third Lien Collateral Trustee. (a) The Second Lien Collateral Trustee is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Second Lien Collateral Trust Agreement; and in so doing, the Second Lien Collateral Trustee shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Second Lien Collateral Trustee shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be expressly set forth in this Agreement as duties and obligations on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to the Agreement, the Second Lien Collateral Trustee shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under the Second Lien Indenture and the other Second Lien Documents (including without limitation Article 5 and Section 7.8 of the Second Lien Collateral Trust Agreement).

(b)               The Third Lien Collateral Trustee is executing and delivering this Agreement solely in its capacity as such and pursuant to direction set forth in the Third Lien Collateral Trust Agreement; and in so doing, the Third Lien Collateral Trustee shall not be responsible for the terms or sufficiency of this Agreement for any purpose. The Third Lien Collateral Trustee shall have no duties or obligations under or pursuant to this Agreement other than such duties and obligations as may be expressly set forth in this Agreement as duties and obligations on its part to be performed or observed. In entering into this Agreement, or in taking (or forbearing from) any action under or pursuant to the Agreement, the Third Lien Collateral Trustee shall have and be protected by all of the rights, immunities, indemnities and other protections granted to it under any Initial Third Lien Debt Facility and the Third Lien Documents.Section 9.14 Certain Terms Concerning the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee. None of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee shall have any liability or responsibility for the actions or omissions of any other Secured Party, or for any other Secured Party’s compliance with (or failure to comply with) the terms of this Agreement. None of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee shall have individual liability to any Person if it shall mistakenly pay over or distribute to any Secured Party (or Chesapeake) any amounts in violation of the terms of this Agreement, so long as the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee, as the case may be, is acting in good faith. Each party hereto hereby acknowledges and agrees that each of the Priority Lien Agent, the Second Lien Collateral Trustee and the Third Lien Collateral Trustee is entering into this Agreement solely in its capacity under the Priority Lien Documents, the Second Lien Documents and the Third Lien Documents, respectively, and not in its individual capacity. (a) The Priority Lien Agent shall not be deemed to owe any fiduciary duty to (i) the Second Lien Collateral Trustee or any other Second Lien Representative or any other Second Lien Secured Party or (ii) the Third Lien Collateral Trustee or any other Third Lien Representative or any other Third Lien Secured Party; (b) the Second Lien Collateral Trustee shall not be deemed to owe any fiduciary duty to (i) the Priority Lien Agent or any other Priority Lien Secured Party or (ii) the Third Lien Collateral Trustee or any other Third Lien Representative or any other Third Lien Secured Party; and (c) the Third Lien Collateral Trustee shall not be deemed to owe any fiduciary duty to (i) the Priority Lien Agent or any other Priority Lien Secured Party or (ii) the Second Lien Collateral Trustee or any other Second Lien Representative or any other Second Lien Secured Party.

Section 9.15        Authorization of Secured Agents. By accepting the benefits of this Agreement and the other Priority Lien Security Documents, each Priority Lien Secured Party authorizes the Priority Lien Agent to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Second Lien Security Documents, each Second Lien Secured Party authorizes the Second Lien Collateral Trustee to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith. By accepting the benefits of this Agreement and the other Third Lien Security Documents, each Third Lien Secured Party authorizes the Third Lien Collateral Trustee to enter into this Agreement and to act on its behalf as collateral agent hereunder and in connection herewith.

Section 9.16        Further Assurances. Each of the Priority Lien Agent, for itself and on behalf of the other Priority Lien Secured Party, the Second Lien Collateral Trustee, for itself and on behalf of the other Second Lien Secured Parties, the Third Lien Collateral Trustee, for itself and on behalf of the other Third Lien Secured Parties, and each Grantor party hereto, for itself and on behalf of its subsidiaries, agrees that it will execute, or will cause to be executed, any and all further documents, agreements and instruments, and take all such further actions, as may be required under any applicable law, or which the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee may reasonably request, to effectuate the terms of this Agreement, including the relative Lien priorities provided for herein.

Section 9.17        Relationship of Secured Parties. Nothing set forth herein shall create or evidence a joint venture, partnership or an agency or fiduciary relationship among the Secured Parties. None of the Secured Parties nor any of their respective directors, officers, agents or employees shall be responsible to any other Secured Party or to any other Person for any Grantor’s solvency, financial condition or ability to repay the Priority Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, or for statements of any Grantor, oral or written, or for the validity, sufficiency or enforceability of the Priority Lien Documents, the Second Lien Documents or the Third Lien Documents, or any security interests granted by any Grantor to any Secured Party in connection therewith. Each Secured Party has entered into its respective financing agreements with the Grantors based upon its own independent investigation, and none of the Priority Lien Agent, the Second Lien Collateral Trustee or the Third Lien Collateral Trustee makes any warranty or representation to the other Secured Debt Representatives or the Secured Parties for which it acts as agent nor does it rely upon any representation of the other agents or the Secured Parties for which it acts as agent with respect to matters identified or referred to in this Agreement.

Section 9.18        Third Lien Provisions. Notwithstanding any of the foregoing provisions, until such time as the Third Lien Collateral Trustee has, pursuant to the terms hereof (including but not limited Section 4.04(c)), entered into, and, for itself and on behalf of the Third Lien Secured Parties, agreed to be bound by the terms of, this Agreement and executed a Priority Confirmation Joinder, the provisions of this Agreement relating to the Third Lien Obligations (including, but not limited to, the definitions of “Additional Third Lien Debt Facility”, “Additional Third Lien Documents”, “Additional Third Lien Obligations”, “Additional Third Lien Secured Parties”, “Additional Third Lien Security Documents”, “Third Lien”, “Third Lien Collateral”, “Third Lien Collateral Trust Agreement”, “Third Lien Collateral Trustee”, “Third Lien Debt”, “Third Lien Documents”, “Third Lien First Standstill Period”, “Third Lien Obligations”, “Third Lien Representative”, “Third Lien Second Standstill Period”, “Third Lien Secured Parties”, “Third Lien Security Documents” and “Third Lien Substitute Facility” and provisions regarding priority, enforcement actions, Standstill Periods, release of Liens, Insolvency or Liquidation Proceedings, reinstatement, amendments to Third Lien Documents and application of proceeds) shall not be operative.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

MUFG UNION BANK, N.A., as Priority Lien Agent

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Second Lien Collateral Trustee

By:	/s/ Bridgette Casasnovas
Name:	Bridgette Casasnovas
Title:	Vice President

By:	/s/ Jacqueline Bartnick
Name:	Jacqueline Bartnick
Title:	Director

Signature Page to Intercreditor Agreement

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Bryan J. Lemmerman
Name:	Bryan J. Lemmerman
Title:	Vice President – Business Development and Treasurer

Signature Page to Intercreditor Agreement

GRANTORS:	CHESAPEAKE AEZ EXPLORATION, L.L.C.
CHESAPEAKE APPALACHIA, L.L.C.
CHESAPEAKE E&P HOLDING, L.L.C.
CHESAPEAKE ENERGY LOUISIANA, LLC
CHESAPEAKE ENERGY MARKETING, L.L.C.
CHESAPEAKE EXPLORATION, L.L.C.
CHESAPEAKE LAND DEVELOPMENT COMPANY, L.L.C.
CHESAPEAKE MIDSTREAM DEVELOPMENT, L.L.C.
CHESAPEAKE NG VENTURES CORPORATION
CHESAPEAKE OPERATING, L.L.C., on behalf of itself and as
the general partner of CHESAPEAKE LOUISIANA, L.P.
CHESAPEAKE PLAINS, LLC
CHESAPEAKE ROYALTY, L.L.C.
CHESAPEAKE VRT, L.L.C.
CHESAPEAKE-CLEMENTS ACQUISITION, L.L.C.
CHK ENERGY HOLDINGS, INC.
CHK UTICA, L.L.C.
COMPASS MANUFACTURING, L.L.C.
EMLP, L.L.C., on behalf of itself and as general partner of
EMPRESS LOUISIANA PROPERTIES, L.P.
EMPRESS, L.L.C.
GSF, L.L.C.
MC LOUISIANA MINERALS, L.L.C.
MC MINERAL COMPANY, L.L.C.
MIDCON COMPRESSION, L.L.C.
NOMAC SERVICES, L.L.C.
NORTHERN MICHIGAN EXPLORATION COMPANY, L.L.C.
SPARKS DRIVE SWD, INC.
WINTER MOON ENERGY CORPORATION

By:	/s/ Bryan J. Lemmerman
Name:	Bryan J. Lemmerman
Title:	Vice President – Business Development and Treasurer, for and on behalf of each of the foregoing Grantors

Signature Page to Intercreditor Agreement

Annex I

Provision for the Second Lien Indenture, any Additional Second Lien Debt Facility, the Second Lien Documents, the Initial Third Lien Debt Facility, any Additional Third Lien Debt Facility and the Third Lien Documents

Reference is made to the Intercreditor Agreement, dated as of December 19, 2019, between MUFG Union Bank, N.A., as Priority Lien Agent (as defined therein), and Deutsche Bank Trust Company Americas, as Second Lien Collateral Trustee (as defined therein) and acknowledged and agreed by Chesapeake Energy Corporation and certain of its subsidiaries (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”). Each holder of [Second Lien Indenture Notes][Additional Second Lien Obligations][Initial Third Lien Obligations][Additional Third Lien Obligations] (as defined therein), by its acceptance of such [Second Lien Indenture Notes][Additional Second Lien Obligations][Initial Third Lien Obligations][Additional Third Lien Obligations] i) consents to the subordination of Liens provided for in the Intercreditor Agreement, ii) agrees that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement and iii) authorizes and instructs the [Second/Third] Lien Collateral Trustee (as defined therein) on behalf of each [Second/Third] Lien Secured Party (as defined therein) to enter into the Intercreditor Agreement as [Second/Third] Lien Collateral Trustee on behalf of such [Second/Third] Lien Secured Parties. The foregoing provisions are intended as an inducement to the lenders under the Priority Lien Documents (as defined in the Intercreditor Agreement) to extend credit to Chesapeake Energy Corporation, and such lenders are intended third party beneficiaries of such provisions and the provisions of the Intercreditor Agreement.

Provision for all Second Lien Indenture Security Documents, any Additional Second Lien Security Documents, the Initial Third Lien Security Documents and the Additional Third Lien Security Documents that Grant a Security Interest in Collateral

Reference is made to the Intercreditor Agreement, dated as of December 19, 2019, between MUFG Union Bank, N.A., as Priority Lien Agent (as defined therein), and Deutsche Bank Trust Company Americas, as Second Lien Collateral Trustee (as defined therein) and acknowledged and agreed by Chesapeake Energy Corporation and certain of its subsidiaries (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”). Each Person that is secured hereunder, by accepting the benefits of the security provided hereby, (i) consents (or is deemed to consent), to the subordination of Liens provided for in the Intercreditor Agreement, (ii) agrees (or is deemed to agree) that it will be bound by, and will take no actions contrary to, the provisions of the Intercreditor Agreement, (iii) authorizes (or is deemed to authorize) the [Second Lien Collateral Trustee] [Third Lien Collateral Trustee] (as defined in the Intercreditor Agreement) on behalf of such Person to enter into, and perform under, the Intercreditor Agreement and (iv) acknowledges (or is deemed to acknowledge) that a copy of the Intercreditor Agreement was delivered, or made available, to such Person.

Annex I - 1

Notwithstanding any other provision contained herein, this Agreement, the Liens created hereby and the rights, remedies, duties and obligations provided for herein are subject in all respects to the provisions of the Intercreditor Agreement and, to the extent provided therein, the applicable Security Documents (as defined in the Intercreditor Agreement). In the event of any conflict or inconsistency between the provisions of this Agreement and the Intercreditor Agreement, the provisions of the Intercreditor Agreement shall control.

Annex I - 2

Exhibit A

to Intercreditor Agreement

[FORM OF]

PRIORITY CONFIRMATION JOINDER

Reference is made to the Intercreditor Agreement, dated as of December 19, 2019 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between MUFG Union Bank, N.A., as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and Deutsche Bank Trust Company Americas, as Second Lien Collateral Trustee for the Second Lien Secured Parties (as defined therein) and acknowledged and agreed by Chesapeake Energy Corporation and certain of its subsidiaries.

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement. This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04 [(a)][(b)][(c)] of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being [Additional [Priority/Second/Third] Lien Obligations][Initial Third Lien Obligations] under the Intercreditor Agreement.

1.                  Joinder. The undersigned, [                           ], a [                           ], (the “New Representative”) as [trustee] [collateral trustee] [administrative agent] [collateral agent] under that certain [describe applicable indenture, credit agreement or other document governing the Additional Priority, Second or [Initial/Additional] Third Lien Obligations] hereby:

(a)               represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the [Priority Lien Secured Parties under a Priority Substitute Credit Facility] [Additional Priority Lien Secured Parties under an Additional Priority Lien Debt Facility] [Second Lien Indenture Secured Parties under the Second Lien Substitute Facility] [Additional Second Lien Secured Parties under the Additional Second Lien Debt Facility] [Initial Third Lien Secured Parties under the Initial Third Lien Debt Facility] [Additional Third Lien Secured Parties under the Additional Third Lien Debt Facility] as [a Priority Lien Agent under a Priority Substitute Credit Facility] [a Second Lien Collateral Trustee under a Second Lien Substitute Facility] [a Third Lien Collateral Trustee under a Third Lien Substitute Facility] [Secured Debt Representative] [Priority Lien Representative] [Second Lien Representative] [Third Lien Representative] under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(b)               agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

[Address];

Exhibit A - 1

2.                  Priority Confirmation.

[Option A: to be used if additional debt constitutes a Series of Priority Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Priority Lien Debt [that constitutes a Priority Lien Substitute Facility] [that constitutes an Additional Priority Lien Debt Facility] for which the undersigned is acting as [Priority Lien Representative] [Priority Lien Agent] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Obligations under the Intercreditor Agreement, that:

(a)               all Priority Lien Obligations will be and are secured in accordance with the Priority Lien Collateral Trust Agreement by all Priority Liens at any time granted by Chesapeake or any other Grantor to secure any Obligations in respect of such Series of Priority Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Priority Lien Debt, and that all such Priority Liens will be enforceable by the Priority Lien Agent with respect to such Series of Priority Lien Debt for the benefit of all Priority Lien Secured Parties equally and ratably;

(b)               the New Representative and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as [Priority Lien Representative] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

(c)               the New Representative and each holder of Obligations in respect of the Series of Priority Lien Debt for which the undersigned is acting as [Priority Lien Representative] appoints the Priority Lien Agent and consents to the terms of the Intercreditor Agreement and the performance by the Priority Lien Agent of, and directs the Priority Lien Agent to perform, its obligations under the Intercreditor Agreement and the Priority Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto. [or]

[Option B: to be used if additional debt constitutes a Series of Second Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Second Lien Debt [that constitutes a Second Lien Substitute Facility] [that constitutes an Additional Second Lien Debt Facility] for which the undersigned is acting as [Second Lien Representative] [Second Lien Collateral Trustee] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Obligations under the Intercreditor Agreement, that:

(a)               all Second Lien Obligations will be and are secured equally and ratably by all Second Liens at any time granted by Chesapeake or any other Grantor to secure any Obligations in respect of such Series of Second Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Second Lien Debt, and that all such Second Liens will be enforceable by the Second Lien Collateral Trustee with respect to such Series of Second Lien Debt for the benefit of all Second Lien Secured Parties equally and ratably;

(b)               the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as [Second Lien Representative] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

Exhibit A - 2

(c)               the New Representative and each holder of Obligations in respect of the Series of Second Lien Debt for which the undersigned is acting as [Second Lien Representative] appoints the Second Lien Collateral Trustee and consents to the terms of the Intercreditor Agreement and the performance by the Second Lien Collateral Trustee of, and directs the Second Lien Collateral Trustee to perform, its obligations under the Intercreditor Agreement and the Second Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto. [or]

[Option C: to be used if additional debt constitutes a Series of Third Lien Debt] The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Third Lien Debt [that constitutes the Initial Third Lien Debt Facility] [that constitutes a Third Lien Substitute Facility] [that constitutes an Additional Third Lien Debt Facility] for which the undersigned is acting as [Third Lien Representative] [Third Lien Collateral Trustee] hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Obligations under the Intercreditor Agreement, that:

(a)               all Third Lien Obligations will be and are secured equally and ratably by all Third Liens at any time granted by Chesapeake or any other Grantor to secure any Obligations in respect of such Series of Third Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Third Lien Debt, and that all such Third Liens will be enforceable by the Third Lien Collateral Trustee with respect to such Series of Third Lien Debt for the benefit of all Third Lien Secured Parties equally and ratably;

(b)               the New Representative and each holder of Obligations in respect of the Series of Third Lien Debt for which the undersigned is acting as [Third Lien Representative] [Third Lien Collateral Trustee] are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens; and

(c)               [the New Representative and each holder of Obligations in respect of the Series of Third Lien Debt for which the undersigned is acting as [Third Lien Representative] appoints the Third Lien Collateral Trustee and consents to the terms of the Intercreditor Agreement and the performance by the Third Lien Collateral Trustee of, and directs the Third Lien Collateral Trustee to perform, its obligations under the Intercreditor Agreement and the Third Lien Collateral Trust Agreement, together with all such powers as are reasonably incidental thereto.]1

1 Necessary only in the case of an incurrence of Additional Third Lien Obligations.

Exhibit A - 3

3.                  Full Force and Effect of Intercreditor Agreement. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

4.                  Governing Law and Miscellaneous Provisions. The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5.                  Expenses. Chesapeake agree to reimburse each Secured Debt Representative for its reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

Exhibit A - 4

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of [                , 20       ].

[insert name of New Representative]

By:
Name:
Title:

The Priority Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Priority Lien Agent for the New Representative and the holders of the Obligations represented thereby]:

as Priority Lien Agent

By:
Name:
Title:

The Second Lien Collateral Trustee hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Second Lien Collateral Trustee for the New Representative and the holders of the Obligations represented thereby]:

as Second Lien Collateral Trustee

By:
Name:
Title:

[The Third Lien Collateral Trustee hereby acknowledges receipt of this Priority Confirmation Joinder [and agrees to act as Third Lien Collateral Trustee for the New Representative and the holders of the Obligations represented thereby]]:

as Third Lien Collateral Trustee

By:
Name:
Title:

Exhibit A - 5

Acknowledged and Agreed to by:

CHESAPEAKE ENERGY CORPORATION

By:
Name:
Title:

Exhibit A - 6

Exhibit B

to Intercreditor Agreement

SECURITY DOCUMENTS

PART A.

List of Credit Agreement Security Documents

1.	Mortgages:

a.	Amended and Restated Mortgage, Open-End Mortgage, Multiple Indebtedness Mortgage, Line of Credit Mortgage, Deed of Trust, Assignment of As-Extracted Collateral, Security Agreement, Fixture Filing and Financing Statement, dated as of April 2, 2019 from Chesapeake AEZ Exploration, L.L.C.; Chesapeake-Clements Acquisition, L.L.C.; Chesapeake Appalachia, L.L.C.; Chesapeake Exploration, L.L.C.; Chesapeake Land Development Company, L.L.C., Chesapeake Plains, LLC, Chesapeake Royalty, L.L.C., Empress, L.L.C.; GSF, L.L.C.; MC Louisiana Minerals, L.L.C., Chesapeake Louisiana, L.P., and Empress Louisiana Properties, L.P., to Stephen Warfel, as trustee, for the benefit of the Original Priority Lien Agent, as administrative agent and mortgagee.

2.	Collateral Agreements:

a.	Amended and Restated Collateral Agreement, dated as of September 12, 2018, by and among Chesapeake Energy Corporation, each of the Grantors party thereto from time to time, in favor of MUFG Union Bank, N.A., as collateral trustee in its capacity as administrative agent.

3.	Deposit Account Control Agreements:

a.	Deposit Account Control Agreement by and among Chesapeake Operating, L.L.C., the Original Priority Lien Agent, as the secured party and Wells Fargo Bank, National Association, as the bank, dated as of February 13, 2019.

b.	Blocked Account Control Agreement by and among Chesapeake Energy Marketing, LLC, the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of February 20, 2019.

c.	Blocked Account Control Agreement by and among Chesapeake Energy Corporation, the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

d.	Blocked Account Control Agreement by and among Chesapeake Appalachia, L.L.C., the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

Exhibit B

e.	Blocked Account Control Agreement by and among Midcon Compression, L.L.C., the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

f.	Blocked Account Control Agreement by and among Mid-Atlantic Gas Services, LLC, the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

g.	Blocked Account Control Agreement by and among MC Mineral Company, the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

h.	Blocked Account Control Agreement by and among Compass Manufacturing, L.L.C., the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

i.	Blocked Account Control Agreement by and among Chesapeake Operating, L.L.C., the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

j.	Blocked Account Control Agreement by and among Chesapeake NG Ventures Corporation, the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

k.	Blocked Account Control Agreement by and among Chesapeake Midstream Development, L.L.C., the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

l.	Blocked Account Control Agreement by and among Chesapeake Land Development Company, L.L.C., the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

m.	Blocked Account Control Agreement by and among Chesapeake Exploration, L.L.C., the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

n.	Blocked Account Control Agreement by and among Chesapeake Energy Marketing, L.L.C., the Original Priority Lien Agent, as the lender and JPMorgan Chase Bank, N.A., as the bank, dated as of September 22, 2016.

o.	Deposit Account Control Agreement by and among Chesapeake Energy Corporation, Chesapeake Appalachia, LLC, Chesapeake Operating, Inc, Chesapeake Energy Marketing, LLC, CHK Utica LLC, Midcon Compression LLC, Compass Manufacturing LLC, Chesapeake Operating, L.L.C., Chesapeake Operating, Inc., Chesapeake Energy Marketing, LLC, the Original Priority Lien Agent, as the secured party and Wells Fargo Bank, National Association, as the bank, dated as of May 4, 2016.

Exhibit B - 2

2.	Securities Account Control Agreements:

a.	Control Agreement by and among Chesapeake Energy Corporation, as the shareholder, the Original Priority Lien Agent, as the collateral trustee, Deutsch AM Service Company, as the agent, dated as of September 22, 2016.

b.	Securities Account Control Agreement by and among Chesapeake Energy Corporation, the Original Priority Lien Agent, as the secured party, Wells Fargo Funds Trust, as the issuer and Boston Financial Data Services, Inc., as the intermediary, dated as of May 24, 2016.

c.	Uncertificated Securities Control Agreement by and among Chesapeake Energy Corporation, the Original Priority Lien Agent, as the collateral agent, Goldman Sachs Trust, as the issuer and Goldman, Sachs & Co., as the transfer agent, dated as of May 6, 2016.

List of New Debt Security Documents

1.	Collateral Agreements:

a.	Collateral Agreement, dated as of December 19, 2019, by Chesapeake Energy Corporation and certain Subsidiaries from time to time party thereto in favor of the MUFG Union Bank, N.A., as Collateral Trustee for the benefit of the FLLO Secured Parties (as defined in the Priority Lien Collateral Trust Agreement).

2.	Collateral Trust Agreement:

b.	Collateral Trust Agreement, dated as of December 19, 2019, by Chesapeake Energy Corporation and certain Subsidiaries from time to time party thereto in favor of the Deutsche Bank Trust Company Americas, as Collateral Trustee, Deutsche Bank Trust Company Americas, as Parity Lien Representative (as defined therein for the holders of the Notes (as defined therein).

PART B.

List of Second Lien Indenture Security Documents

1.	Collateral Agreements:

a.	Collateral Agreement, dated as of December 19, 2019, by Chesapeake Energy Corporation and certain Subsidiaries from time to time party thereto in favor of the Deutsche Bank Trust Company Americas, as Collateral Trustee for the benefit of the Parity Lien Secured Parties (as defined in the Parity Lien Collateral Trust Agreement).

Exhibit B - 3

2.	Collateral Trust Agreement:

b.	Collateral Trust Agreement, dated as of December 19, 2019, by Chesapeake Energy Corporation and certain Subsidiaries from time to time party thereto in favor of the Deutsche Bank Trust Company Americas, as Collateral Trustee, Deutsche Bank Trust Company Americas, as Parity Lien Representative (as defined therein for the holders of the Notes (as defined therein).

PART C.

List of Initial Third Lien Security Documents

None as of the date hereof.

Exhibit B - 4